SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Information Statement

[   ]       Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ]       Definitive Information Statement

JNL Series Trust

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Date Filed:

Dear Variable Annuity Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on those purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

On December 3-5, 2019, the Board of Trustees (the “Board”) of the Trust voted to replace Crescent Capital Group LP (“Crescent”) with T. Rowe Price Associates, Inc. (“T. Rowe”) as the sub-adviser for the JNL/Crescent High Income Fund (the “Fund”), a series of the Trust, effective April 27, 2020. Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser for the following Fund:

Prior Fund Name	New Fund Name
JNL/Crescent High Income Fund	JNL/T. Rowe Price U.S. High Yield Fund

The Information Statement is furnished to shareholders of the Fund on behalf of the Board of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

The Trust has filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect this change in sub-adviser as discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS, AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Crescent High Income Fund

March 23, 2020

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 127 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with, and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds. While the Sub-Advisers are primarily responsible for the day-to-day portfolio of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom.

On December 3-5, 2019, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the JNL/Crescent High Income Fund (the “Fund”) voted to replace Crescent Capital Group LP (“Crescent”) with T. Rowe Price Associates, Inc. (“T. Rowe”) as the Sub-Adviser for the Fund and to approve an amendment (the “Amendment”) to the investment sub-advisory agreement between JNAM and T. Rowe (the “T. Rowe Sub-Advisory Agreement”), appointing T. Rowe as the new Sub-Adviser to the Fund. T. Rowe currently serves as a Sub-Adviser to other funds in the Trust pursuant to the T. Rowe Sub-Advisory Agreement.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the Amendment to the T. Rowe Sub-Advisory Agreement and about T. Rowe’s appointment as the new Sub-Adviser to the Fund, effective April 27, 2020. The Fund’s name will be changed to the JNL/T. Rowe Price U.S. High Yield Fund, effective April 27, 2020.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (the “SEC”). The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund. The Adviser, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

Crescent is located at 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025. Effective April 27, 2020, Crescent will cease to be the Sub-Adviser to the Fund.

This Information Statement is being provided to contract owners of record for the Fund as of March 4, 2020. It will be mailed on or about March 23, 2020.

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II.	Changes to Fund Name, Investment Objective, and Principal Investment Strategies

Upon the replacement of Crescent with T. Rowe as Sub-Adviser, effective April 27, 2020, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/Crescent High Income Fund	JNL/T. Rowe Price U.S. High Yield Fund

The Fund’s investment objective and principal investment strategies will also change as a result of the appointment of T. Rowe as Sub-Adviser to the Fund. Effective April 27, 2020, the investment objective and principal investment strategies for the Fund will be as follows:

Investment Objective. The investment objective of the Fund is to seek total return, and secondarily, current income.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in U.S. high yield instruments (commonly referred to as “junk” bonds), which are debt instruments that are, at the time of purchase, rated below investment grade by a credit rating agency (i.e., Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings or Fitch Ratings, Inc.), or, if not rated by any major credit rating agency, deemed to be below investment grade by T. Rowe Price Associates, Inc. (“Sub-Adviser”). The Fund considers U.S. high yield instruments to include noninvestment-grade bonds, bank loans, and other debt instruments issued by U.S. issuers, as well as bonds denominated in U.S. dollars that are issued by foreign banks and corporations and registered with the SEC for sale in the U.S. (such as Yankee bonds). If a holding is split rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency), the lower rating will be used for purposes of the Fund’s 80% investment policy. The Fund focuses its investments on high yield corporate bonds but may also invest in other income producing instruments including bank loans, convertible securities, and preferred stocks. In selecting bonds, the Sub-Adviser generally evaluates the income provided by the bond and the bond’s appreciation potential, as well as the issuer’s ability to make income and principal payments.

High yield instruments tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue-chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the Fund may be senior or subordinate obligations of the borrower. The Fund may invest up to 15% of its total assets in bank loans.

The Fund may purchase securities of any maturity, and its weighted average maturity and duration will vary with market conditions.

While most assets will typically be invested in U.S. issued instruments and U.S. dollar-denominated instruments, the Fund may also invest in non-U.S. dollar-denominated bonds of foreign issuers (including securities of issuers in emerging markets). The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated foreign instruments.

While most assets will typically be invested directly in bonds and other debt instruments, the Fund may buy or sell credit default swaps involving a specific issuer or an index in order to adjust the Fund’s overall credit quality, to protect against fluctuations in the prices of certain holdings, to gain exposure to a particular issuer or security, or to manage certain investment risks such as changes in an issuer’s creditworthiness.

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For a more detailed comparison of the changes made to the Fund’s prospectus due to the change in Sub-Adviser, please refer to Exhibit B.

III.	Investment Sub-Advisory Agreement with T. Rowe Price Associates, Inc.

Crescent is the current Sub-Adviser to the Fund, pursuant to an Investment Sub-Advisory Agreement between JNAM and Crescent, effective April 25, 2016, as amended, which was most recently approved by the Board at a meeting held on September 4-6, 2019. On December 3-5, 2019, the Board, including the Independent Trustees, voted to replace Crescent with T. Rowe as Sub-Adviser for the Fund and approved the Amendment to the T. Rowe Sub-Advisory Agreement. Pursuant to the Order, shareholder approval is not required for the Amendment to the T. Rowe Sub-Advisory Agreement because T. Rowe is not affiliated with JNAM.

The following description of the T. Rowe Sub-Advisory Agreement is qualified by the T. Rowe Sub-Advisory Agreement, as amended, and the Amendment, attached as Exhibit A.

The T. Rowe Sub-Advisory Agreement provides that it will remain in effect for its initial term, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The T. Rowe Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust, the Adviser, or T. Rowe. The T. Rowe Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The T. Rowe Sub-Advisory Agreement generally provides that T. Rowe, its officers, directors, or employees will not be subject to any liability to JNAM or the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of T. Rowe’s duties under the T. Rowe Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from T. Rowe’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the T. Rowe Sub-Advisory Agreement. There are no material changes to the T. Rowe Sub-Advisory Agreement resulting from this Sub-Adviser appointment.

The management fees will not increase as a result of the change in Sub-Adviser. The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Crescent High Income Fund
Advisory Fee Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $1 billion	0.550%
$1 billion to $3 billion	0.500%
$3 billion to $5 billion	0.490%
Over $5 billion	0.480%

After the change, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

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JNL/T. Rowe Price U.S. High Yield Fund
Advisory Fee Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $500 million	0.525%
$500 million to $3 billion	0.500%
$3 billion to $5 billion	0.490%
Over $5 billion	0.480%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2019. The pro forma aggregate amount of management fees paid to the Adviser would have been lower had the change of Sub-Advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL/Crescent High Income Fund	$3,650,648

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the Amendment to the T. Rowe Sub-Advisory Agreement, the sub-advisory fee schedule is different than the sub-advisory fee schedule used to compensate Crescent. Crescent is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/Crescent High Income Fund
Sub-Advisory Rate Before the Change in Sub-Adviser
Net Assets	Annual Rate
$0 to $1 billion	0.35%
Amounts over $1 billion	0.30%

Under the Amendment to the T. Rowe Sub-Advisory Agreement, T. Rowe will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/T. Rowe Price U.S. High Yield Fund
Sub-Advisory Rate After the Change in Sub-Adviser
Assets up to $100 million:
Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
Assets over $100 million and up to $250 million:
Net Assets	Annual Rate
$0 to $250 million	0.40%
Assets over $250 million and up to $500 million:
Net Assets	Annual Rate
All Assets	0.375%
Assets over $500 million and up to $1 billion:
Net Assets	Annual Rate
$0 to $1billion	0.35%
Assets over $1 billion:
Net Assets	Annual Rate
All Assets	0.30%
* For the purpose of calculating the sub-advisory fee for the Fund, the Sub-Adviser applies a fee discount to all eligible assets based on the average daily aggregate net assets for the JNL funds sub-advised by T. Rowe.

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For the year ended December 31, 2019, JNAM paid Crescent $2,323,139 in sub-advisory fees for its services to the Fund. The pro forma sub-advisory fees would have been lower than the fees paid to Crescent assuming the Amendment to the T. Rowe Sub-Advisory Agreement was in place for the applicable period.

IV.	Description of T. Rowe Price Associates, Inc.

T. Rowe is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company, whose principal business is investment management services. As of December 31, 2019, T. Rowe had approximately $1.2 trillion in assets under management.

Executive/Principal Officers and Directors of T. Rowe located at 100 East Pratt Street, Baltimore, Maryland 21202:

Names	Title
John Raymond Gilner	Chief Compliance Officer and Vice President
David NMN Oestreicher	Director, Secretary, and Vice President
William Joseph Stromberg	Director, Chairman of the Board, and President
Robert W. Sharps	Director and Vice President

T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company. No person(s) beneficially own 10% or more of the outstanding voting securities of T. Rowe Price Group, Inc.

As the Sub-Adviser to the Fund, T. Rowe will provide the Fund with investment research, advice, and supervision, and will manage the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of March 4, 2020, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of T. Rowe, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in T. Rowe or any other entity controlling, controlled by or under common control with T. Rowe. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2019, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which T. Rowe, any parent or subsidiary of T. Rowe, or any subsidiary of the parent of such entities was or is to be a party.

JNL/T. Rowe Price U.S. High Yield Fund

The portfolio manager responsible for management of the Fund is Kevin Loome:

Kevin Loome, Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, is the Executive Vice President and Portfolio Manager of the Philadelphia-based T. Rowe Price U.S. High Yield Fund and is chairman of its Investment Advisory Committee. Mr. Loome joined the T. Rowe Price in 2017 through T. Rowe Price's acquisition of the Henderson High Yield Opportunities Fund. Prior to joining the firm, Mr. Loome had worked with the Henderson team since 2013, most recently as head of U.S. credit and manager of the high yield team. Before that, Mr. Loome worked for Delaware Investments, where he was head of high yield Investments and a senior portfolio manager. Mr. Loome began his career at Morgan Stanley as an investment banking analyst and later served as an analyst and portfolio manager at T. Rowe Price. Mr. Loome earned a B.S. in

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commerce from the University of Virginia and an M.B.A. from the Tuck School of Business at Dartmouth. Kevin also has earned the Chartered Financial Analyst designation.

V.	Other Investment Companies Advised by T. Rowe Price Associates, Inc.

The following table sets forth the size and rate of compensation for other funds advised by T. Rowe having similar investment objectives and policies as those of the Fund.

Similar Mandate	Assets Under Management as of December 31, 2019 (in millions)	Rate of Compensation*
T. Rowe Price U.S. High Yield Fund	$1,139.9	0.59%

*

The fees indicated are advisory fees and not sub-advisory fees for the fund. The total reflects only the fund’s investment management fees and does not include shareholder service, custodial, accounting, legal and audit fees, costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses.

VI.	Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement. At a meeting on December 3-5, 2019, the Board, including all of the Independent Trustees, considered information relating to the appointment of T. Rowe as the Fund’s Sub-Adviser and the Amendment to the T. Rowe Sub-Advisory Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the T. Rowe Sub-Advisory Agreement Amendment. The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the Amendment to the T. Rowe Sub-Advisory Agreement. With respect to its approval of the Amendment to the T. Rowe Sub-Advisory Agreement, the Board noted that the T. Rowe Sub-Advisory Agreement was with a sub-adviser that already provides services to existing funds in the Trust. Thus, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Amendment to the T. Rowe Sub-Advisory Agreement.

In reviewing the T. Rowe Sub-Advisory Agreement and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant and the information provided by T. Rowe, including: (1) the nature, quality, and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (6) other benefits that may accrue to T. Rowe through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Amendment to the T. Rowe Sub-Advisory Agreement.

Before approving the Amendment to the T. Rowe Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by T. Rowe and to consider the terms of the Amendment to the T. Rowe Sub-Advisory Agreement. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Amendment to the T. Rowe Sub-Advisory Agreement is in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

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Nature, Quality, and Extent of Services

The Board examined the nature, quality, and extent of the services to be provided by T. Rowe. The Board noted JNAM’s evaluation of T. Rowe, as well as JNAM’s recommendation, based on its review of T. Rowe, to approve of the Amendment to the T. Rowe Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds, and responsibilities of T. Rowe’s portfolio manager who would be responsible for the day-to-day management of the Fund. The Board reviewed information pertaining to T. Rowe’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to T. Rowe. The Board considered compliance reports about T. Rowe from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent, and quality of the services to be provided by T. Rowe under the T. Rowe Sub-Advisory Agreement.

Investment Performance of the Fund

The Board reviewed the performance of T. Rowe’s investment mandate with a similar investment strategy compared to that of the Fund, the Fund’s proposed new benchmark, and the Fund’s peer group returns. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendment to the T. Rowe Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fee to be paid by JNAM to T. Rowe. The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by T. Rowe to similar clients, if any. The Board noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared. While the Board considered the Fund’s sub-advisory fee and compared it to the average sub-advisory fees for other funds similar in size, character and investment strategy (the “peer group”), the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio. The Board noted that comparison to peer groups provides a helpful way to evaluate the Fund’s fees but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Fund’s peer groups may change from time to time.

The Board considered that the proposed sub-advisory fee is higher than the current sub-advisory fee at certain breakpoint levels but equal to the current sub-advisory fee at current net asset levels and equal to the peer group average. The Board noted that in conjunction with the Sub-Adviser change, the Fund’s advisory fee is proposed to change. In this regard, the Board noted that the proposed advisory fee is lower than the current advisory fee and the peer group average. The Board also noted that the total expense ratio, after taking account of the proposed advisory and sub-advisory fee changes, will be lower than the current total expense ratio and higher than, but within four basis points of, the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s fees reflect the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM and T. Rowe, the Board noted that the advisory and sub-advisory fee arrangements for the Fund contain breakpoints that decrease the fee rate as assets increase. The Board also considered that the Fund’s sub-advisory fee rate has been separately negotiated between JNAM and T. Rowe at arm’s length, and that these sub-advisory fees are paid by JNAM. The Board concluded that the fees in some measure allow for adequate participation in economies of scale with shareholders.

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Other Benefits to T. Rowe

In evaluating the benefits that may accrue to T. Rowe through its relationship with the Fund, the Board noted that T. Rowe may pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the Fund. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Fund’s distributor, that T. Rowe is not required to participate in the meetings, and that recommendations to hire or fire T. Rowe are not influenced by T. Rowe’s willingness to participate in the meetings.

In evaluating the benefits that may accrue to T. Rowe through its relationship with the Fund, the Board noted that T. Rowe may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of T. Rowe as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendment to the T. Rowe Sub-Advisory Agreement.

VII.       Additional Information

Ownership of the Fund

[As of March 4, 2020, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Crescent High Income Fund (Class A)	[to be provided]
JNL/Crescent High Income Fund (Class I)	[to be provided]

As of March 4, 2020, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of March 4, 2020, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

JNL/Crescent High Income Fund – Class A Shares
Contract Owner’s Name	Address	Percentage of Shares Owned
[to be provided]	[to be provided]	[to be provided]

JNL/Crescent High Income Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares Owned
[to be provided]	[to be provided]	[to be provided]

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of March 4, 2020,

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no persons have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.]

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2019, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2019, the Fund paid $995,634 in administration fees and $347,373 in 12b-1 fees to the Adviser and/or its affiliated persons. These services have continued to be provided since the Amendment to the T. Rowe Sub-Advisory Agreement was approved.

VIII.       Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2019, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. JNAM also serves as the Trust’s Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

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Exhibit A

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc. And Amendments Thereto

This Agreement is effective as of the 31st day of January 2001, and Amended and Restated effective as of the 1st day of December, 2012, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

Whereas, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (each a “Fund” and collectively the “Funds”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

a)	the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

b)	the Trust's By-Laws and amendments thereto;

c)	resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

e)	the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

Adviser will promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3.	Management. Subject always to the supervision of the Trust’s Board of Trustees and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities, and other property (including, without limitation, exchange traded funds, financial futures, options of any type, commodities and commodity related notes and derivatives, swaps and forwards and other derivative instruments), all on behalf of the Funds as the Sub-Adviser shall determine in accordance with each Fund’s investment restrictions, objectives and policies set forth in the applicable Prospectus delivered by the Adviser to the Sub-Adviser. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By-

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Laws, as amended from time to time, the Trust's Registration Statement, as amended and filed with the SEC, and the stated investment objectives, policies and restrictions of the Funds. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review the investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report from time to time as reasonably requested to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Funds based on the Subadviser’s internal books and records.

In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Fund or the Adviser, to:

a)	buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

b)	directly or through the trading desk of T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program.

Additionally, Sub-Adviser is authorized on behalf of the Funds to: (a) enter into, terminate or settle agreements and transactions and execute any documents (e.g., any derivatives documentation for exchange traded and over-the-counter derivatives, as applicable) in connection with its services provided hereunder which shall include any market and/or industry standard documentation and the standard representations contained therein, including, without limitation, the pre-printed form 1992 and/or 2002 ISDA Master Agreement (the “ISDA Form”) and the related Schedules, Credit Support Annexes and Confirmations (collectively, the “ISDA Master Agreement”) and the Master Securities Forward Transaction Agreement (the “MSFTA”) and the related Schedules, Annexes and Confirmations (collectively, the “MSFTA Master Agreement”) and (b) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures. The Sub-Adviser is authorized to act as agent for each Fund to negotiate, execute and deliver futures give-up agreements with brokers or dealers. In performing these services, Sub-Adviser shall be entitled to rely upon the Fund’s quarterly certification which Adviser will provide to the Sub-Adviser on or before June 13, 2012 and promptly after each calendar quarter, a form of which is attached hereto as Schedule C. The Sub-Adviser is authorized to act as agent for the Funds pursuant to any collateral control agreement the Adviser has established on behalf of the Funds in connection with an ISDA Master Agreement or MSFTA Master Agreement. The Adviser acknowledges and understands that the Funds will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes. The Sub-Adviser is not required to execute foreign currency trades through the Custodian but may, in its sole discretion and in accordance with its fiduciary duty, select the custodian or counterparties for the execution of foreign currency transactions.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

b)	will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)	will, in placing orders with broker/dealers for the purchase or sale of portfolio securities, attempt to obtain quality execution at favorable security prices; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker/dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker/dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to

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the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and rules and regulations thereunder;

d)	may, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, to the extent permitted by applicable laws and regulations may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its fiduciary obligations to the Fund and to its other clients;

e)	will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as mutually agreed upon by both parties;

f)	will prepare and maintain such books and records with respect to the Funds' securities transactions and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as mutually agreed upon by both parties;

g)	will treat confidentially and as proprietary information of Trust all such records and other information relative to Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust;

h)	will receive the research and recommendations of Adviser with respect to the investment and reinvestment of the assets of the Funds; and

i)	will, provided custodian promptly forwards proxies to Sub-Adviser, vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

The Adviser and the Sub-Adviser each further agree that:

a)	Sub-Adviser and Adviser shall comply with all requirements of the applicable Commodity Exchange Act, as amended (“CEA”) and then-current CFTC regulations that apply to Sub-Adviser with regard to the Funds; and

b)	Sub-Adviser and Adviser shall cooperate by assisting in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.	Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Funds.

5.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule B hereto. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

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7.	Services to Others. Adviser understands, and has advised the Trust’s Board of Trustees, that Sub-Adviser now acts, or may, in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacitates, provided that whenever the Funds and one or more other investment advisory clients of Sub-Adviser has available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Adviser recognizes, and has advised Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Fund(s) may obtain in a particular security. In addition, Adviser understands, and has advised Trust’s Board of Trustees, that the persons employed by Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8.	Limitation of Liability. Neither Sub-Adviser or any of its officers, directors, or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser's duties under this Agreement, including any error of judgment or mistake of law or for any loss suffered by the Trust or Fund, any error of fact or mistake of law contained in any report or data provided by the Sub-Adviser; acting on any instructions from the Adviser or reliance on any research or other materials provided by the Adviser, except for a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.	Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other against any loss or liability to such other party arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

10.	Duration and Termination. This Agreement will become effective upon execution and, unless sooner terminated as provided herein, will continue in effect for two years from such date.

Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or by Adviser or on ninety days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

11.	Acknowledgements of Adviser.

a)	If, in the future, the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

b)	If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5). If the Adviser intends to register as a Commodity Trading Advisor or Commodity Pool Operator, Adviser will provide Sub-Adviser with reasonable, advance, written notice.

12.	Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

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14.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against Trust.

15.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

The remainder of this page has been left blank intentionally.

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In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 14th day of December, 2012, effective December 1, 2012.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and CEO

T. Rowe Price Associates, Inc.

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President

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Schedule A

Dated December 1, 2012

Funds
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/T. Rowe Price Short-Term Bond Fund

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Schedule B

Dated December 1, 2012

(Compensation)

JNL/T. Rowe Price Established Growth Fund(1)
Assets up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
On the first $1 billion	0.35%
Amounts over $1 billion	0.325%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $946 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $946 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.35% fee schedule by the difference between the current portfolio size for billing purposes and the $946 million threshold, divided by the difference between $1 billion and the $946 million threshold. The credit would approach $187,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $946 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $946,428,571	x $187,500
$53,571,428

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JNL/T. Rowe Price Value Fund(2)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
When assets exceed $100 million, but are less than $200 million
Average Daily Net Assets	Annual Rate
All Assets	0.40%
When assets exceed $200 million, but are less than $500 million
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $500 million, but are less than $1 billion
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
$500 million to $1 billion	0.30%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(2) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets reach $1 billion. The credit will apply at asset levels between approximately $958.3 million and $1 billion.

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $958.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $958.3 million threshold, divided by the difference between $1 billion and the $958.3 million threshold. The credit would approach $125,000 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $958.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $958,333,333	x $125,000
$41,666,667

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JNL/T. Rowe Price Mid-Cap Growth Fund(3)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 to $50 million	0.50%
$50 to $200 million	0.50%
Amounts over $200 Million	0.50%(4)

(3) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(4) When net assets exceed $200 million, the annual rate asterisked is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund
Less than $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.30%
Amounts over $50 million	0.25%
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $100 million	0.20%(5)
$100 to $250 million	0.175%
$250 to $500 million	0.125%
Amounts over $500 Million	0.10%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All assets	0.10%(6)

(5) For net assets less than $100 million, the Sub-Adviser fees will be .30% on net assets up to $50 million and 0.25% on net assets greater than $50 million. The Sub-Adviser fee will reset to .20% on net assets from $0 to $100 million, once assets reach $100 million. The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once assets exceed $100 million. The credit will apply at an asset range between $70 million and $100 million.

(6) For net assets greater or equal to $1.5 billion, the Sub-Adviser fees will be .10% on all net assets. The Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1.5 billion. The credit will apply at asset levels between $1.225 billion and $1.5 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1.5 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit

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to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat fee would be triggered, or (b) fall below a threshold of $1.225 billion, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $1.225 billon threshold, divided by the difference between $1.5 billion and the $1.225 billion threshold.  The credit would approach $275,000 annually when a Fund's assets were close to $1.5 billion and fall to zero at $1.225 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1.225 billion	x $275,000
$275 million
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Schedule C

Dated June 13, 2012

Quarterly Certificate Of Jackson National Asset Management, LLC

The undersigned, Jackson National Asset Management (the “Adviser”), in its role as the investment adviser for the JNL Series Trust (the “Trust”), is providing this certification to T. Rowe Price Associates, Inc. (the “Sub-Adviser”), acting as a sub-adviser to certain investment portfolios of the Trust (each, a “Fund” and collectively, the “Funds”) pursuant to the Investment Sub-Advisory Agreement dated January 31, 2001 between the Adviser, the Sub-Adviser and the Trust, as amended from time to time (the “Sub-Advisory Agreement”) and acknowledges that the Sub-Adviser is entitled to rely upon it. Any capitalized term not defined herein or in the Sub-Advisory Agreement shall have the meaning ascribed to it in the ISDA Master Agreement and/or the MSFTA Master Agreement, as applicable.

The Adviser certifies and confirms that each of the representations and warranties set forth below is true and correct as of the date noted below.

1.	No action has been taken by the SEC or state securities regulators to suspend or revoke any Fund’s registration or which could result in the issuance of a stop order with respect to the applicable Registration Statement, and, no investigation or proceeding has been commenced by any regulatory authority that is reasonably likely to materially adversely affect such Fund’s ability to perform its obligations under the ISDA Master Agreement, MSFTA Master Agreement or any Transaction under such agreements.

2.	No actions have been taken or proposed by anyone (including any Fund’s shareholders) to submit to a Fund’s shareholders any change to (i) such Fund’s classification under Section 5 of the 1940 Act, (ii) such Fund’s Investment Guidelines or governing documents regarding the use of derivatives or (iii) any matter requiring the vote of such Fund’s shareholders under Section 13 of the 1940 Act, in each case, which could reasonably be expected to materially adversely affect any ISDA Master Agreement, MSFTA Master Agreement or any Transaction under such agreements.

Certification as of June 13, 2012

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and CEO

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Amendment

to

Investment Sub-Advisory Agreement

Between

Jackson National Asset Management, LLC

and

T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of January 31, 2001, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser sub-advisory fees as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser have agreed to revise the sub-advisory fees for the JNL/T. Rowe Price Short-Term Bond Fund as set forth on Schedule B, and, in connection with said revisions, Schedule B to the Agreement must be amended.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2013, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of November 27 , 2012, effective as of May 1, 2013.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Fran Pollack-Matz
Name:	Mark D. Nerud	Name:	Fran Pollack-Matz
Title:	President and CEO	Title:	Vice President

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Schedule B

Dated May 1, 2013

(Compensation)

JNL/T. Rowe Price Established Growth Fund(1)
Assets up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
On the first $1 billion	0.35%
Amounts over $1 billion	0.325%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $946 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $946 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.35% fee schedule by the difference between the current portfolio size for billing purposes and the $946 million threshold, divided by the difference between $1 billion and the $946 million threshold. The credit would approach $187,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $946 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $946,428,571	x $187,500
$53,571,428

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JNL/T. Rowe Price Value Fund(2)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
When assets exceed $100 million, but are less than $200 million
Average Daily Net Assets	Annual Rate
All Assets	0.40%
When assets exceed $200 million, but are less than $500 million
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $500 million, but are less than $1 billion
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
$500 million to $1 billion	0.30%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(2) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets reach $1 billion. The credit will apply at asset levels between approximately $958.3 million and $1 billion.

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $958.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $958.3 million threshold, divided by the difference between $1 billion and the $958.3 million threshold. The credit would approach $125,000 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $958.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $958,333,333	x $125,000
$41,666,667

A-15

JNL/T. Rowe Price Mid-Cap Growth Fund(3)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 to $50 million	0.50%
$50 to $200 million	0.50%
Amounts over $200 Million	0.50%(4)

(3) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(4) When net assets exceed $200 million, the annual rate asterisked is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.30%
$50 million to $100 million	0.25%
$100 to $250 million	0.175%
$250 to $500 million	0.125%
Amounts over $500 Million	0.10%
When assets exceed $1.5 billion
Average Daily Net Assets	Annual Rate
All assets	0.10%(5)

(5) For net assets greater or equal to $1.5 billion, the Sub-Adviser fees will be .10% on all net assets. The Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1.5 billion. The credit will apply at asset levels between $1.15 billion and $1.5 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1.5 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat fee would be triggered, or (b) fall below a threshold of $1.15 billion, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $1.15 billon threshold, divided by the difference between $1.5 billion and the $1.15 billion threshold. The credit would approach $350,000 annually when a Fund's assets were close to $1.5 billion and fall to zero at $1.15 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1.15 billion $350 million	x $350,000

A-16

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of January 31, 2001, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust.

Whereas, the parties have agreed to amend the following sections of the Agreement:

Section 2. “Delivery of Documents”;

Section 3. “Management”;

Section 10. “Duration and Termination”;

Section 14. “Miscellaneous”; and

the parties have also agreed to add the following new section to the Agreement:

Section 16. Confidential Treatment”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete the last paragraph of Section 2. “Delivery of Documents”, in its entirety, and replace it with the following:

The Adviser agrees, on an ongoing basis, to notify the Sub-adviser in writing of each change in the fundamental and non-fundamental investment policies and restrictions of the Funds before they become effective and to provide to the Sub-adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission (“SEC”) and amendments to the documents outlined in this paragraph.

Add the following new paragraph as the second paragraph of Section 3. “Management”:

The Adviser acknowledges that the Sub-Adviser is not the compliance agent for the Funds or for the Adviser, and does not have access to all of the Funds’ books and records necessary to perform certain compliance testing. The Adviser acknowledges that to the extent that the Sub-Adviser has agreed to perform the services specified in this Section 3 in accordance with applicable law (including subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act and the Advisers Act) and in accordance with the Trust’s instrument and By-Laws, policies and determinations of the Trustees of the Trust, the Adviser, and the Fund’s Registration Statement, the Sub-Adviser shall perform such services based upon its own internal books and records with respect to the portfolio, which comprise a portion of the Fund’s books and records, and shall not be held responsible under this Sub-Advisory Agreement so long as it performs such services in accordance with this Sub-Advisory Agreement based upon such books and records and such instructions provided by the Fund or the Adviser.

Delete the first sub-paragraph b) in Section 3 in its entirety, and replace it with the following:

b)	directly or through the trading desk of T. Rowe Price Associates, Inc. and its advisory affiliates, place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

Add the following as a new sub-paragraph c) in Section 3 after the heading entitled “The Sub-Adviser further agrees that it”, and re-number all sub-paragraphs alphabetically thereafter:

c)	will provide reasonable assistance to the Adviser in connection with the foreign laws, regulations and regulatory requirements as set forth by foreign regulatory agencies, as may be applicable to the Adviser and Funds and will comply with the foreign laws, regulations and regulatory requirements with respect to the Funds as set forth by foreign regulatory agencies directly applicable to the Sub-Adviser's investment activities in such foreign markets.

A-17

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph g) in Section 3 after the heading entitled “The Sub-Adviser further agrees that it”:

g)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser; (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph h) in Section 3 after the heading entitled “The Sub-Adviser further agrees that it”:

h)	as a service provider to the Funds will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any applicable document requests;

Following the sub-heading entitled, “The Sub-Adviser further agrees to” in Section 3, delete sub-paragraph g), in its entirety, and replace it with the following:

g)	May not consult with any other sub-adviser of the Trust, if any, or the sub-advisers to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Trust’s transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisor of the Funds in order to effect an orderly transition of the sub-advisory duties so long as such consultation are not concerning transactions prohibited by Section 17(a) of the 1940 Act;

Delete sub-paragraph i) in said section, in its entirety, and replace it with the following:

i)	will, provided custodian promptly forwards proxies to Sub-Adviser, vote proxies received in connection with securities held by the Funds consistent with the Sub-Adviser’s proxy policies and its fiduciary duties hereunder.

Add the following new sub-paragraph j) to said section.

j)	Sub-adviser shall have no responsibility with respect to maintaining custody of the Funds' assets. The Sub-Adviser shall not be liable for any act or omission of the Funds’ custodian

Add the following to the end of Section 3:

The Adviser further agrees to provide the following:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

c)	A copy of the current compliance procedures applicable to the sub-advisory services that we provide for each Fund;

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

Delete Section 10. “Duration and Termination”, in its entirety, and replace it with the following:

10.	Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through June 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)

A-18

Add the following paragraph to the end of Section 14. Miscellaneous:

During the term of this Agreement, the Adviser shall furnish to the Subadviser all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser’s name and its services in any way, or its logo, at a reasonable time prior to the use thereof, and the Adviser shall not use any such materials if the Subadviser reasonably objects in writing with 48 hours (or such other time as may be mutually agreed) after receipt thereof.  Materials which have been previously approved or those that only refer to Subadviser’s name or logo are not subject to such prior approval provided the Adviser shall ensure that such materials are consistent with those which were previously approved by the Subadviser as referenced in the preceding sentence.

Add the following new section, Section 16. Confidential Treatment:

16.     Confidential Treatment.  All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, without the prior written consent of the disclosing party, except that confidential information may be disclosed to a receiving party’s officers, directors, attorneys, financial advisers, accountants, professional advisers and service providers who (i) have executed agreements with confidentiality and nondisclosure obligations with the Adviser or Sub-Adviser, respectively (its “Representatives”) and (ii) have a need to know the confidential information to comply with applicable laws, rules and regulations, subpoenas, court orders, and/or as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees. Confidential information shall not include information that (i) is public when provided or thereafter becomes public through no wrongful act of the recipient; (ii) is demonstrably known to the recipient prior to execution of this Agreement; (iii) is independently developed by the recipient through no wrongful act of the recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the industry at the time that the recipient learns of such information or knowledge; or (iv) has been rightfully or lawfully obtained by the recipient from any third party.

This Amendment may be executed in two or more counterparts which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 24th day of June 2013, effective May 30, 2013.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.
By:	/s/ Mark D. Nerud	By:	/s/ Fran Pollack-Matz
Name:	Mark D. Nerud	Name:	Fran Pollack-Matz
Title:	President and CEO	Title:	Vice President

A-19

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 1, 2013 and May 30, 2013 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 10. “Duration and Termination”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 10. “Duration and Termination” in its entirety, and replace with the following:

10.	Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 10th day of June 2014, effective June 4, 2014.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.
By:	/s/ Mark D. Nerud	By:	/s/ Fran Pollack-Matz
Name:	Mark D. Nerud	Name:	Fran Pollack-Matz
Title:	President and CEO	Title:	Vice President

A-20

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

In Section 3. “Management”, add the following sub-paragraph k) at the end of the sub-section noted “The Sub-Adviser further agrees that it”:

k)	is also permitted to delegate administrative, “middle office,” and “back office” functions, including portfolio reconciliation, to any affiliate of Sub-Adviser as well as third-party service providers subject to confidentiality agreements. Any delegation to affiliates and third-party service providers, and the use of affiliated persons, shall be subject to Sub-Adviser’s responsibility and liability under the terms of this Sub-Advisory Agreement.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 19th day of August 2015, effective September 28, 2015.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.
By:	/s/ Mark D. Nerud	By:	/s/ Savonne Ferguson
Name:	Mark D. Nerud	Name:	Savonne Ferguson
Title:	President and CEO	Title:	Vice President

A-21

Amendment

to

Investment Sub-Advisory Agreement

Between

Jackson National Asset Management, LLC

and

T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 1, 2013, May 30, 2013, June 4, 2014 and September 28, 2015 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser agree to amend the sub-advisory fees as forth on Schedule B to the Agreement to reflect fee reductions for the JNL/T. Rowe Price Short-Term Bond Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 1, 2016, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of December 28, 2015, effective as of January 1, 2016.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.
By:	/s/ Mark D. Nerud	By:	/s/ Savonne L. Ferguson
Name:	Mark D. Nerud	Name:	Savonne L. Ferguson
Title:	President and CEO	Title:	Vice President

A-22

Schedule B

Dated January 1, 2016

(Compensation)

JNL/T. Rowe Price Established Growth Fund(1)
Assets up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
On the first $1 billion	0.35%
Amounts over $1 billion	0.325%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $946 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $946 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.35% fee schedule by the difference between the current portfolio size for billing purposes and the $946 million threshold, divided by the difference between $1 billion and the $946 million threshold. The credit would approach $187,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $946 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $946,428,571	x $187,500
$53,571,428

A-23

JNL/T. Rowe Price Value Fund(2)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
When assets exceed $100 million, but are less than $200 million
Average Daily Net Assets	Annual Rate
All Assets	0.40%
When assets exceed $200 million, but are less than $500 million
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $500 million, but are less than $1 billion
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
$500 million to $1 billion	0.30%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(2) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets reach $1 billion. The credit will apply at asset levels between approximately $958.3 million and $1 billion.

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $958.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $958.3 million threshold, divided by the difference between $1 billion and the $958.3 million threshold. The credit would approach $125,000 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $958.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $958,333,333	x $125,000
$41,666,667

A-24

JNL/T. Rowe Price Mid-Cap Growth Fund(3)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 to $50 million	0.50%
$50 to $200 million	0.50%
Amounts over $200 million	0.50%(4)

(3) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(4) When net assets exceed $200 million, the annual rate asterisked is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund

Average Daily Net Assets	Annual Rate
$0 to $50 million	0.225%
$50 million to $100 million	0.175%
When assets exceed $100 million
Average Daily Net Assets	Annual Rate
All assets	0.15%(5)
When assets exceed $250 million
Average Daily Net Assets	Annual Rate
All assets	0.125%(5)
When assets exceed $500 million
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.125%
Amounts over $500 million	0.10%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All assets	0.10%(5)

(5) To accommodate circumstances where a Fund’s assets fall beneath $100 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $71.4 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.15% fee schedule by the difference between the current portfolio size for billing purposes and the $71.4 million threshold, divided by the difference between $100 million and the $71.4 million threshold. The credit would approach $50,000 annually when a Fund's assets were close to $100 million and fall to zero at approximately $71.4 million.

A-25

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $71,428,571	x $50,000
$28,571,429

To accommodate circumstances where a Fund’s assets fall beneath $250 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $208.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.15% fee schedule and the flat 0.125% fee schedule by the difference between the current portfolio size for billing purposes and the $208.3 million threshold, divided by the difference between $250 million and the $208.3 million threshold.  The credit would approach $62,500 annually when a Fund’s assets were close to $250 million and fall to zero at approximately $208.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes – $208,333,333	x $62,500
$41,666,667

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of $875 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $875 million threshold, divided by the difference between $1 billion and the $875 million threshold.  The credit would approach $125,000 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $875 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes – $875,000,000	x $125,000
$125,000,000

A-26

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 31st day of January 2001, and Amended and Restated effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management.”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

The following shall be inserted as sub-paragraph n) in Section 3. “Management.” under the heading entitled: “The Sub-Adviser further agrees that it:”

n)	at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. With respect to regulatory investigations involving the Sub-Adviser or litigation in which the Sub-Adviser is a party and to which neither the Funds nor Adviser is a party, the Sub-Adviser shall be responsible for any reasonable fees or costs, subject to Sub-Adviser’s prior notification, incurred by the Funds or Adviser associated with responding to such regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund. With respect to regulatory investigations involving the Adviser or litigation in which the Adviser is a party and to which the Sub-Adviser is not a party, the Adviser shall be responsible for any reasonable fees or costs, subject to Adviser’s prior notification, incurred by the Sub-Adviser associated with responding to such regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Sub-Adviser); and (ii) the Adviser’s general business operations that require the involvement or participation of the Sub-Adviser. A party’s aggregate liability to the other for all costs under this section shall not exceed the lesser (i) $50,000 per Fund for each such regulatory investigation or litigation, (ii) $250,000 for all such regulatory investigations and litigations occurring within any twelve month period, or (iii) another amount as mutually agreed by the parties. Notwithstanding the foregoing, the limitations of liability set forth above shall not apply to any indemnification obligations hereunder.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed and effective as of August 31, 2016.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.
By:	/s/ Mark D. Nerud	By:	/s/ Savonne L. Ferguson
Name:	Mark D. Nerud	Name:	Savonne L. Ferguson
Title:	President and CEO	Title:	Vice President

A-27

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and Sub-Adviser agree to amend the sub-advisory fees as set forth on Schedule B to the Agreement to reflect fee reductions for the JNL/T. Rowe Price Value Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Schedule B of the Agreement is hereby deleted in its entirety and replaced with Schedule B dated December 1, 2016, attached hereto.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective December 1, 2016.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.
By:	/s/ Mark D. Nerud	By:	/s/ Savonne L. Ferguson
Name:	Mark D. Nerud	Name:	Savonne L. Ferguson
Title:	President and CEO	Title:	Vice President

A-28

Schedule B

Dated December 1, 2016

(Compensation)

JNL/T. Rowe Price Established Growth Fund(1)
Assets up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 million to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
On the first $1 billion	0.35%
Amounts over $1 billion	0.325%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $946 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $946 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.35% fee schedule by the difference between the current portfolio size for billing purposes and the $946 million threshold, divided by the difference between $1 billion and the $946 million threshold.  The credit would approach $187,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $946 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $946,428,571	x $187,500
$53,571,428

A-29

JNL/T. Rowe Price Value Fund(2)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
When assets exceed $100 million, but are less than $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.40%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
$500 million to $1 billion	0.30%
When assets exceed $1 billion, but are less than $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%

(2) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee schedule when net assets are below $1.5 billion and the flat fee once assets reach $1.5 billion. The credit will apply at asset levels between $1.375 billion and $1.5 billion.

To accommodate circumstances where the T. Rowe Price Large Cap Value Portfolio assets fall beneath $1.5 billion and to prevent a decline in the Portfolios’ assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.30% fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat 0.275% bps fee would be triggered, or (b) fall below a threshold of approximately $1.375 billion, where the flat 0.30% fee schedule would be fully re-applied.

The credit is determined by prorating the difference between the flat 0.30% fee schedule and the flat 0.275% fee schedule over the difference between $1.5 billion and the current portfolio size for billing purposes.  The credit would approach $375,000 annually when the T. Rowe Price Large Cap Value Portfolio’s assets were close to $1.5 billion and fall to zero at approximately $1.375 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,375,000,000	x $375,000
$125,000,000

A-30

JNL/T. Rowe Price Mid-Cap Growth Fund(3)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 million to $50 million	0.50%
$50 million to $200 million	0.50%
Amounts over $200 million	0.50%(4)

(3) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(4) When net assets exceed $200 million, the annual rate is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund

Average Daily Net Assets	Annual Rate
$0 to $50 million	0.225%
$50 million to $100 million	0.175%
When assets exceed $100 million
Average Daily Net Assets	Annual Rate
All Assets	0.15%(5)
When assets exceed $250 million
Average Daily Net Assets	Annual Rate
All Assets	0.125%(5)
When assets exceed $500 million
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.125%
Amounts over $500 million	0.10%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.10%(5)

(5) To accommodate circumstances where a Fund’s assets fall beneath $100 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $71.4 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.15% fee schedule by the difference between the current portfolio size for billing purposes and the $71.4 million threshold, divided by the difference between $100 million and the $71.4 million threshold. The credit would approach $50,000 annually when a Fund’s assets were close to $100 million and fall to zero at approximately $71.4 million.

A-31

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $71,428,571	x $50,000
$28,571,429

To accommodate circumstances where a Fund’s assets fall beneath $250 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $208.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.15% fee schedule and the flat 0.125% fee schedule by the difference between the current portfolio size for billing purposes and the $208.3 million threshold, divided by the difference between $250 million and the $208.3 million threshold. The credit would approach $62,500 annually when a Fund’s assets were close to $250 million and fall to zero at approximately $208.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $208,333,333	x $62,500
$41,666,667

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $875 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $875 million threshold, divided by the difference between $1 billion and the $875 million threshold. The credit would approach $125,000 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $875 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $875,000,000	x $125,000
$125,000,000

A-32

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust, as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Parties agreed to amend the sub-advisory fees, as set forth on Schedule B to the Agreement, to reflect fee reductions for the JNL/T. Rowe Price Established Growth Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated July 1, 2017, attached hereto.

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of July 1, 2017.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Savonne L. Ferguson
Name:	Mark D. Nerud	Name:	Savonne L. Ferguson
Title:	President and CEO	Title:	Vice President

A-33

Schedule B

Dated July 1, 2017

(Compensation)

JNL/T. Rowe Price Established Growth Fund(1)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.40%
Assets over $100 million and up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 million to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $803.5 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $803.5 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $803.5 million threshold, divided by the difference between $1 billion and the $946 million threshold.  The credit would approach $687,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $803.5 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $803,571,428.57	x $687,500
$196,428,571.43

A-34

JNL/T. Rowe Price Value Fund(2)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
When assets exceed $100 million, but are less than $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.40%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
$500 million to $1 billion	0.30%
When assets exceed $1 billion, but are less than $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%

(2) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee schedule when net assets are below $1.5 billion and the flat fee once assets reach $1.5 billion. The credit will apply at asset levels between $1.375 billion and $1.5 billion.

To accommodate circumstances where the T. Rowe Price Large Cap Value Portfolio assets fall beneath $1.5 billion and to prevent a decline in the Portfolios’ assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.30% fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat 0.275% bps fee would be triggered, or (b) fall below a threshold of approximately $1.375 billion, where the flat 0.30% fee schedule would be fully re-applied.

The credit is determined by prorating the difference between the flat 0.30% fee schedule and the flat 0.275% fee schedule over the difference between $1.5 billion and the current portfolio size for billing purposes.  The credit would approach $375,000 annually when the T. Rowe Price Large Cap Value Portfolio’s assets were close to $1.5 billion and fall to zero at approximately $1.375 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,375,000,000	x $375,000
$125,000,000

A-35

JNL/T. Rowe Price Mid-Cap Growth Fund(3)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 million to $50 million	0.50%
$50 million to $200 million	0.50%
Amounts over $200 million	0.50%(4)

(3) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(4) When net assets exceed $200 million, the annual rate is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund

Average Daily Net Assets	Annual Rate
$0 to $50 million	0.225%
$50 million to $100 million	0.175%
When assets exceed $100 million
Average Daily Net Assets	Annual Rate
All Assets	0.15%(5)
When assets exceed $250 million
Average Daily Net Assets	Annual Rate
All Assets	0.125%(5)
When assets exceed $500 million
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.125%
Amounts over $500 million	0.10%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.10%(5)

(5) To accommodate circumstances where a Fund’s assets fall beneath $100 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $71.4 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.15% fee schedule by the difference between the current portfolio size for billing purposes and the $71.4 million threshold, divided by the difference between $100 million and the $71.4 million threshold. The credit would approach $50,000 annually when a Fund’s assets were close to $100 million and fall to zero at approximately $71.4 million.

A-36

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $71,428,571	x $50,000
$28,571,429

To accommodate circumstances where a Fund’s assets fall beneath $250 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $208.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.15% fee schedule and the flat 0.125% fee schedule by the difference between the current portfolio size for billing purposes and the $208.3 million threshold, divided by the difference between $250 million and the $208.3 million threshold. The credit would approach $62,500 annually when a Fund’s assets were close to $250 million and fall to zero at approximately $208.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $208,333,333	x $62,500
$41,666,667

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $875 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $875 million threshold, divided by the difference between $1 billion and the $875 million threshold. The credit would approach $125,000 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $875 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based on upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $875,000,000	x $125,000
$125,000,000

A-37

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved T. Rowe Price Associates, Inc. to replace Milliman Financial Risk Management LLC as the investment sub-adviser for the JNL/MMRS Moderate Fund, which will subsequently be renamed the JNL/T. Rowe Price Managed Volatility Balanced Fund, effective August 13, 2018.

Whereas, pursuant to this sub-adviser replacement, the Parties have agreed to amend the investment sub-advisory fees for the JNL/T. Rowe Price Managed Volatility Balanced Fund.

Whereas, the Parties have agreed to amend the Agreement to add the JNL/T. Rowe Price Managed Volatility Balanced Fund and its fees, effective August 13, 2018.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated August 13, 2018, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated August 13, 2018, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of August 13,

2018.

A-38

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Savonne L. Ferguson
Name:	Mark D. Nerud	Name:	Savonne L. Ferguson
Title:	President and CEO	Title:	Vice President

A-39

Schedule A

Dated August 13, 2018

Funds
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Managed Volatility Balanced Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/T. Rowe Price Short-Term Bond Fund

A-40

Schedule B

Dated August 13, 2018

(Compensation)

JNL/T. Rowe Price Established Growth Fund(1)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.40%
Assets over $100 million and up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 million to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $803.5 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $803.5 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $803.5 million threshold, divided by the difference between $1 billion and the $946 million threshold.  The credit would approach $687,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $803.5 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $803,571,428.57	x $687,500
$196,428,571.43
A-41

JNL/T. Rowe Price Managed Volatility Balanced Fund(2)
Assets up to $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.375%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.350%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.325%
When assets exceed $1 billion, but are less than $2 billion:
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.300%
Over $1 billion	0.275%
When assets exceed $2 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%

(2) For the JNL/T. Rowe Price Managed Volatility Balance Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $200 million and the flat fee once assets reach $200 million. The credit will apply at asset levels between approximately $187 million and $200 million.

To accommodate circumstances where the Fund’s assets fall beneath $200 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.375% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $200 million, when the flat 0.350% fee would be triggered, or (b) fall below a threshold of approximately $187 million, where the flat 0.375% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.375% fee and the flat 0.350% fee by the difference between the current portfolio size for billing purposes and the $187 million threshold, divided by the difference between $200 million and the $187 million threshold. The credit would approach $50,000.00 annually when the Fund’s assets were close to $200 million and fall to zero at approximately $187 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $186,666,666.67 x $50,000.00

$13,333,333.33

For the Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $500 million and the flat fee once assets reach $500 million. The credit will apply at asset levels between approximately $464 million and $500 million.

To accommodate circumstances where the Fund’s assets fall beneath $500 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.350% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $500 million, when the flat 0.325% fee would be triggered, or (b) fall below a threshold of approximately $464 million, where the flat 0.350% fee would be fully re-applied.

A-42

The credit is determined by multiplying the difference between the flat 0.350% fee and the flat 0.325% fee by the difference between the current portfolio size for billing purposes and the $464 million threshold, divided by the difference between $500 million and the $464 million threshold. The credit would approach $125,000.00 annually when the Fund’s assets were close to $500 million and fall to zero at approximately $464 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $464,285,714.29 x $125,000.00

$35,714, 285.71

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.325% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the tiered fee schedule would be triggered, or (b) fall below a threshold of approximately $923 million, where the flat 0.325% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.325 %fee and the tiered fee schedule by the difference between the current portfolio size for billing purposes and the $923 million threshold, divided by the difference between $1 billion and the $923 million threshold. The credit would approach $250,000.00 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $923 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $923,076,923.08 x $250,000.00

$76,923,076.92

To accommodate circumstances where the Fund’s assets fall beneath $2 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $2 billion, when the flat 0.275% fee would be triggered, or (b) fall below a threshold of approximately $1.9 billion, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.275% fee by the difference between the current portfolio size for billing purposes and the $1.9 billion threshold, divided by the difference between $2 billion and the $1.9 billion threshold. The credit would approach $250,000.00 annually when the Fund’s assets were close to $2 billion and fall to zero at approximately $1.9 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,909,090,909.09 x $250,000.00

$90,909,090.91

A-43

JNL/T. Rowe Price Value Fund(3)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
When assets exceed $100 million, but are less than $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.40%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
$500 million to $1 billion	0.30%
When assets exceed $1 billion, but are less than $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%

(3) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee schedule when net assets are below $1.5 billion and the flat fee once assets reach $1.5 billion. The credit will apply at asset levels between $1.375 billion and $1.5 billion.

To accommodate circumstances where the T. Rowe Price Large Cap Value Portfolio assets fall beneath $1.5 billion and to prevent a decline in the Portfolios’ assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.30% fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat 0.275% bps fee would be triggered, or (b) fall below a threshold of approximately $1.375 billion, where the flat 0.30% fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.30% fee schedule and the flat 0.275% fee schedule by the difference between $1.375 billion and the current portfolio size for billing purposes, divided by the difference between the $1.5 billion and the $1.375 billion threshold.  The credit would approach $375,000 annually when the T. Rowe Price Large Cap Value Portfolio’s assets were close to $1.5 billion and fall to zero at approximately $1.375 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,375,000,000	x $375,000
$125,000,000

A-44

JNL/T. Rowe Price Mid-Cap Growth Fund(4)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 million to $50 million	0.50%
$50 million to $200 million	0.50%
Amounts over $200 million	0.50%(5)

(4) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(5) When net assets exceed $200 million, the annual rate is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund

Average Daily Net Assets	Annual Rate
$0 to $50 million	0.225%
$50 million to $100 million	0.175%
When assets exceed $100 million
Average Daily Net Assets	Annual Rate
All Assets	0.15%
When assets exceed $250 million
Average Daily Net Assets	Annual Rate
All Assets	0.125%
When assets exceed $500 million
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.125%
Amounts over $500 million	0.10%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.10%(6)

(6) To accommodate circumstances where a Fund’s assets fall beneath $100 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $71.4 million, where the tiered fee schedule would be fully re-applied.

A-45

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.15% fee schedule by the difference between the current portfolio size for billing purposes and the $71.4 million threshold, divided by the difference between $100 million and the $71.4 million threshold. The credit would approach $50,000 annually when a Fund’s assets were close to $100 million and fall to zero at approximately $71.4 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based -upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $71,428,571	x $50,000
$28,571,429

To accommodate circumstances where a Fund’s assets fall beneath $250 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $208.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.15% fee schedule and the flat 0.125% fee schedule by the difference between the current portfolio size for billing purposes and the $208.3 million threshold, divided by the difference between $250 million and the $208.3 million threshold. The credit would approach $62,500 annually when a Fund’s assets were close to $250 million and fall to zero at approximately $208.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $208,333,333	x $62,500
$41,666,667

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $875 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $875 million threshold, divided by the difference between $1 billion and the $875 million threshold. The credit would approach $125,000 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $875 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $875,000,000	x $125,000
$125,000,000

A-46

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Parties agreed to amend the sub-advisory fees, as set forth on Schedule B to the Agreement, to reflect fee reductions for the JNL/T. Rowe Price Value Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated November 1, 2018, attached hereto.

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of November 1, 2018.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Terence Baptiste
Name:	Mark D. Nerud	Name:	Terence Baptiste
Title:	President and CEO	Title:	Vice President

A-47

Schedule B

Dated November 1, 2018

(Compensation)

JNL/T. Rowe Price Established Growth Fund (1)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.40%
Assets over $100 million and up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 million to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $803.5 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $803.5 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $803.5 million threshold, divided by the difference between $1 billion and the $946 million threshold.  The credit would approach $687,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $803.5 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $803,571,428.57	x $687,500
$196,428,571.43

A-48

JNL/T. Rowe Price Managed Volatility Balanced Fund (2)
Assets up to $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.375%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.350%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.325%
When assets exceed $1 billion, but are less than $2 billion:
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.300%
Over $1 billion	0.275%
When assets exceed $2 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%

(2) For the JNL/T. Rowe Price Managed Volatility Balance Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $200 million and the flat fee once assets reach $200 million. The credit will apply at asset levels between approximately $187 million and $200 million.

To accommodate circumstances where the Fund’s assets fall beneath $200 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.375% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $200 million, when the flat 0.350% fee would be triggered, or (b) fall below a threshold of approximately $187 million, where the flat 0.375% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.375% fee and the flat 0.350% fee by the difference between the current portfolio size for billing purposes and the $187 million threshold, divided by the difference between $200 million and the $187 million threshold. The credit would approach $50,000.00 annually when the Fund’s assets were close to $200 million and fall to zero at approximately $187 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $186,666,666.67  x  $50,000.00

$13,333,333.33

For the Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $500 million and the flat fee once assets reach $500 million. The credit will apply at asset levels between approximately $464 million and $500 million.

To accommodate circumstances where the Fund’s assets fall beneath $500 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.350% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $500 million, when the flat 0.325% fee would be triggered, or (b) fall below a threshold of approximately $464 million, where the flat 0.350% fee would be fully re-applied.

A-49

The credit is determined by multiplying the difference between the flat 0.350% fee and the flat 0.325% fee by the difference between the current portfolio size for billing purposes and the $464 million threshold, divided by the difference between $500 million and the $464 million threshold. The credit would approach $125,000.00 annually when the Fund’s assets were close to $500 million and fall to zero at approximately $464 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $464,285,714.29  x  $125,000.00

$35,714, 285.71

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.325% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the tiered fee schedule would be triggered, or (b) fall below a threshold of approximately $923 million, where the flat 0.325% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.325 %fee and the tiered fee schedule by the difference between the current portfolio size for billing purposes and the $923 million threshold, divided by the difference between $1 billion and the $923 million threshold. The credit would approach $250,000.00 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $923 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $923,076,923.08  x  $250,000.00

$76,923,076.92

To accommodate circumstances where the Fund’s assets fall beneath $2 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $2 billion, when the flat 0.275% fee would be triggered, or (b) fall below a threshold of approximately $1.9 billion, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.275% fee by the difference between the current portfolio size for billing purposes and the $1.9 billion threshold, divided by the difference between $2 billion and the $1.9 billion threshold. The credit would approach $250,000.00 annually when the Fund’s assets were close to $2 billion and fall to zero at approximately $1.9 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,909,090,909.09  x  $250,000.00

$90,909,090.91

A-50

JNL/T. Rowe Price Value Fund (3)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	.475%
$50 million to $100 million	.425%
When assets exceed $100 million, but are less than $200 million:
Average Daily Net Assets	Annual Rate
All Assets	.375%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	.325%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	.300%
$500 million to $1 billion	.275%
When assets exceed $1 billion, but are less than $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	.275%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	.250%

(3) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee schedule when net assets are below $1.5 billion and the flat fee once assets reach $1.5 billion. The credit will apply at asset levels between $1.375 billion and $1.5 billion.

To accommodate circumstances where the Portfolio’s assets fall beneath $1.5 billion and to prevent a decline in the Portfolios’ assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.275% fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat 0.25% bps fee would be triggered, or (b) fall below a threshold of approximately $1.375 billion, where the flat 0.275% fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.275% fee schedule and the flat 0.25% fee schedule by the difference between $1.375 billion and the current portfolio size for billing purposes, divided by the difference between the $1.5 billion and the $1.375 billion threshold.  The credit would approach $375,000 annually when the T. Rowe Price Large Cap Value Portfolio’s assets were close to $1.5 billion and fall to zero at approximately $1.375 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,375,000,000	x $375,000
$125,000,000

A-51

JNL/T. Rowe Price Mid-Cap Growth Fund (4)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 million to $50 million	0.50%
$50 million to $200 million	0.50%
Amounts over $200 million	0.50%(5)

(4) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(5) When net assets exceed $200 million, the annual rate is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

JNL/T. Rowe Price Short-Term Bond Fund

Average Daily Net Assets	Annual Rate
$0 to $50 million	0.225%
$50 million to $100 million	0.175%
When assets exceed $100 million
Average Daily Net Assets	Annual Rate
All Assets	0.15%
When assets exceed $250 million
Average Daily Net Assets	Annual Rate
All Assets	0.125%
When assets exceed $500 million
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.125%
Amounts over $500 million	0.10%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.10%(6)

(6) To accommodate circumstances where a Fund’s assets fall beneath $100 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $71.4 million, where the tiered fee schedule would be fully re-applied.

A-52

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.15% fee schedule by the difference between the current portfolio size for billing purposes and the $71.4 million threshold, divided by the difference between $100 million and the $71.4 million threshold. The credit would approach $50,000 annually when a Fund’s assets were close to $100 million and fall to zero at approximately $71.4 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based -upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $71,428,571	x $50,000
$28,571,429

To accommodate circumstances where a Fund’s assets fall beneath $250 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $208.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.15% fee schedule and the flat 0.125% fee schedule by the difference between the current portfolio size for billing purposes and the $208.3 million threshold, divided by the difference between $250 million and the $208.3 million threshold. The credit would approach $62,500 annually when a Fund’s assets were close to $250 million and fall to zero at approximately $208.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $208,333,333	x $62,500
$41,666,667

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $875 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $875 million threshold, divided by the difference between $1 billion and the $875 million threshold. The credit would approach $125,000 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $875 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $875,000,000	x $125,000
$125,000,000

A-53

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Parties agreed to amend the sub-advisory fees, as set forth on Schedule B to the Agreement, to reflect fee reductions for the JNL/T. Rowe Price Value Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 1, 2019, attached hereto.

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of January 1, 2019.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/Terence Baptiste
Name:	Mark D. Nerud	Name:	Terence Baptiste
Title:	President and CEO	Title:	Vice President

A-54

Schedule B

Dated January 1, 2019

(Compensation)

JNL/T. Rowe Price Established Growth Fund (1)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.40%
Assets over $100 million and up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 million to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(1) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $803.5 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $803.5 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $803.5 million threshold, divided by the difference between $1 billion and the $946 million threshold.  The credit would approach $687,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $803.5 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $803,571,428.57	x $687,500
$196,428,571.43

A-55

JNL/T. Rowe Price Managed Volatility Balanced Fund (2)
Assets up to $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.375%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.350%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.325%
When assets exceed $1 billion, but are less than $2 billion:
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.300%
Over $1 billion	0.275%
When assets exceed $2 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%

(2) For the JNL/T. Rowe Price Managed Volatility Balance Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $200 million and the flat fee once assets reach $200 million. The credit will apply at asset levels between approximately $187 million and $200 million.

To accommodate circumstances where the Fund’s assets fall beneath $200 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.375% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $200 million, when the flat 0.350% fee would be triggered, or (b) fall below a threshold of approximately $187 million, where the flat 0.375% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.375% fee and the flat 0.350% fee by the difference between the current portfolio size for billing purposes and the $187 million threshold, divided by the difference between $200 million and the $187 million threshold. The credit would approach $50,000.00 annually when the Fund’s assets were close to $200 million and fall to zero at approximately $187 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $186,666,666.67  x  $50,000.00

$13,333,333.33

For the Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $500 million and the flat fee once assets reach $500 million. The credit will apply at asset levels between approximately $464 million and $500 million.

To accommodate circumstances where the Fund’s assets fall beneath $500 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.350% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $500 million, when the flat 0.325% fee would be triggered, or (b) fall below a threshold of approximately $464 million, where the flat 0.350% fee would be fully re-applied.

A-56

The credit is determined by multiplying the difference between the flat 0.350% fee and the flat 0.325% fee by the difference between the current portfolio size for billing purposes and the $464 million threshold, divided by the difference between $500 million and the $464 million threshold. The credit would approach $125,000.00 annually when the Fund’s assets were close to $500 million and fall to zero at approximately $464 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $464,285,714.29  x  $125,000.00

$35,714, 285.71

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.325% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the tiered fee schedule would be triggered, or (b) fall below a threshold of approximately $923 million, where the flat 0.325% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.325 %fee and the tiered fee schedule by the difference between the current portfolio size for billing purposes and the $923 million threshold, divided by the difference between $1 billion and the $923 million threshold. The credit would approach $250,000.00 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $923 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $923,076,923.08  x  $250,000.00

$76,923,076.92

To accommodate circumstances where the Fund’s assets fall beneath $2 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $2 billion, when the flat 0.275% fee would be triggered, or (b) fall below a threshold of approximately $1.9 billion, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.275% fee by the difference between the current portfolio size for billing purposes and the $1.9 billion threshold, divided by the difference between $2 billion and the $1.9 billion threshold. The credit would approach $250,000.00 annually when the Fund’s assets were close to $2 billion and fall to zero at approximately $1.9 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,909,090,909.09  x  $250,000.00

$90,909,090.91

A-57

JNL/T. Rowe Price Value Fund (3)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	.475%
$50 million to $100 million	.425%
When assets exceed $100 million, but are less than $200 million:
Average Daily Net Assets	Annual Rate
All Assets	.375%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	.325%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	.300%
$500 million to $1 billion	.275%
When assets exceed $1 billion, but are less than $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	.275%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	.250%
When assets exceed $4 billion:
Average Daily Net Assets	Annual Rate
All Assets	.245%

(3) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee schedule when net assets are below $1.5 billion and the flat fee once assets reach $1.5 billion. The credit will apply at asset levels between $1.375 billion and $1.5 billion.

To accommodate circumstances where the Portfolio’s assets fall beneath $1.5 billion and to prevent a decline in the Portfolios’ assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.275% fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat 0.25% bps fee would be triggered, or (b) fall below a threshold of approximately $1.364 billion, where the flat 0.275% fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.275% fee schedule and the flat 0.25% fee schedule by the difference between $1.364 billion and the current portfolio size for billing purposes, divided by the difference between the $1.5 billion and the $1.364 billion threshold.  The credit would approach $375,000 annually when the T. Rowe Price Large Cap Value Portfolio’s assets were close to $1.5 billion and fall to zero at approximately $1.364 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $1,363,636,363	x $375,000
$136,363,636

A-58

For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $4 billion and the flat fee once assets reach $4 billion. The credit will apply at asset levels between approximately $3.92 billion and $4 billion.

To accommodate circumstances where the Fund’s assets fall beneath $4 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.250% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $4 billion, when the flat 0.245% fee would be triggered, or (b) fall below a threshold of approximately $3.92 billion, where the flat 0.250% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.250% fee and the flat 0.245% fee by the difference between the current portfolio size for billing purposes and the $3.92 billion, divided by the difference between $4 billion and the $3.92 billion threshold. The credit would approach $200,000 annually when the Fund’s assets were close to $4 billion and fall to zero at approximately $3.92 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $3,920,000,000  x  $200,000

$80,000,000

JNL/T. Rowe Price Mid-Cap Growth Fund (4)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 million to $50 million	0.50%
$50 million to $200 million	0.50%
Amounts over $200 million	0.50%(5)

(4) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Capital Management Corporation.

(5) When net assets exceed $200 million, the annual rate is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

A-59

JNL/T. Rowe Price Short-Term Bond Fund

Average Daily Net Assets	Annual Rate
$0 to $50 million	0.225%
$50 million to $100 million	0.175%
When assets exceed $100 million
Average Daily Net Assets	Annual Rate
All Assets	0.15%
When assets exceed $250 million
Average Daily Net Assets	Annual Rate
All Assets	0.125%
When assets exceed $500 million
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.125%
Amounts over $500 million	0.10%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.10%(6)

(6) To accommodate circumstances where a Fund’s assets fall beneath $100 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $71.4 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.15% fee schedule by the difference between the current portfolio size for billing purposes and the $71.4 million threshold, divided by the difference between $100 million and the $71.4 million threshold. The credit would approach $50,000 annually when a Fund’s assets were close to $100 million and fall to zero at approximately $71.4 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based -upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $71,428,571	x $50,000
$28,571,429

To accommodate circumstances where a Fund’s assets fall beneath $250 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $208.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.15% fee schedule and the flat 0.125% fee schedule by the difference between the current portfolio size for billing purposes and the $208.3 million threshold, divided by the difference between $250 million and the $208.3 million threshold. The credit would approach $62,500 annually when a Fund’s assets were close to $250 million and fall to zero at approximately $208.3 million.

A-60

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $208,333,333	x $62,500
$41,666,667

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $875 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $875 million threshold, divided by the difference between $1 billion and the $875 million threshold. The credit would approach $125,000 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $875 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $875,000,000	x $125,000
$125,000,000

A-61

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, the Board of Trustees of the Trust has approved, and the Parties have agreed to amend Section 3. “Management”; and Section 10. “Duration and Termination” of the Agreement, effective September 6, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Sub-paragraph l) after “The Sub-Adviser further agrees that it:”, under Section 3. “Management,” shall be deleted and replaced, in its entirety, with the following:

l)	provided the Funds’ custodian promptly forwards proxies to Sub-Adviser and consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise in its direction all rights and performs all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. The Sub-Adviser further agrees to report significant shareholdings for itself and on behalf of the Fund where required by local law, rules and regulations; and may, at its discretion (subject to Sub-Adviser’s responsibility and liability under the terms of this Sub-Advisory Agreement), elect to use one or more third parties, including proxy voting services, in fulfilling its obligations hereunder; provided however, Adviser will, or will direct the Fund’s custodian to, send all proxy solicitation material and other related material, including interim reports, annual reports and other issuer mailings with respect to the Account, to Sub-Adviser or its agent;

2)	Section 10. “Duration and Termination,” shall be deleted and replaced, in its entirety, with the following:

Duration and Termination.  The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement.  Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”). Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser with the consent of the Board (including a majority of the Independent Trustees), or on sixty days’ written notice by the Sub-Adviser to the Trust and the other party.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)

A-62

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective September 6, 2019.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Terence Baptiste
Name:	Mark D. Nerud	Name:	Terence Baptiste
Title:	President and CEO	Title:	Vice President

A-63

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement

Between Jackson National Asset Management, LLC

and T. Rowe Price Associates, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and T. Rowe Price Associates, Inc., a Maryland corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Parties have agreed to amend the Agreement to incorporate the following changes (“Fund Changes”) effective April 27, 2020, as approved by the Board of Trustees of the Trust:

1.	Fund Name Change
-	JNL/T. Rowe Price Managed Volatility Balanced Fund to be renamed the JNL/T. Rowe Price Balanced Fund (and corresponding fee schedule change).
  New Fund
-	JNL/T. Rowe Price Capital Appreciation Fund (formerly a series of the Jackson Variable Series Trust) (and corresponding fee schedule).
3.	Sub-Adviser Appointments
-	Appointment of Sub-Adviser to provide sub-investment advisory services to the JNL/Crescent High Income Fund, an existing fund of the Trust, which will be renamed the JNL/T. Rowe Price U.S. High Yield Fund (and corresponding fee schedule) (in connection with the sub-adviser replacement of Crescent Capital Group LP); and
-	Appointment of Sub-Adviser to provide sub-investment advisory services to a portion of assets of the JNL/Lazard Emerging Markets Fund, an existing fund of the Trust, which will be renamed the JNL Multi-Manager Emerging Markets Equity Fund (and corresponding fee schedule) (in connection with the sub-adviser replacement of Lazard Asset Management LLC).
  Fee Schedules (pursuant to the Fund Changes outlined above)
-	JNL Multi-Manager Emerging Markets Equity Fund (for the portion of assets managed by the Sub-Adviser);
-	JNL/T. Rowe Price Balanced Fund;
-	JNL/T. Rowe Price Capital Appreciation Fund; and
-	JNL/T. Rowe Price U.S. High Yield Fund.

Whereas, the Board of Trustees of the Trust has approved, and the Parties have agreed to amend the following sections of the Agreement, effective April 27, 2020:

-	The second “Whereas” clause of the introductory section;
-	Section 1. “Appointment.”; and
-	Section 3. “Management.”

A-64

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	The second “Whereas” clause in the introductory section of the Agreement is hereby deleted and replaced with the following paragraphs:

“Whereas, the fund(s) listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Board of Trustees of the Trust (the “Board of Trustees”) and the Adviser desire that the Adviser retain the Sub-Adviser as Adviser’s agent to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth;”

2)	Section 1. “Appointment.” of the Agreement is hereby deleted and replaced with the following paragraph:

1.	Appointment. Subject to the approval of the Board of Trustees, Adviser represents and warrants that it has full legal power and authority to enter into this Agreement and to delegate investment advisory services, and hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement, and the appointment of Sub-Adviser hereunder is permitted by Trust’s and Adviser’s governing documents and has been duly authorized by all necessary corporate or other action. Such appointment may be limited to a portion of a Fund’s assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to the “Fund” or “Funds” in this Agreement shall refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser, except where the context otherwise indicates. Adviser represents that this Agreement has been duly authorized and will be binding upon Adviser.

3)	Add the following new paragraph as the second paragraph of Section 3. “Management.”:

In performing its obligations under this Agreement, the Sub-Adviser may delegate investment authority and discretion to an advisory affiliate for a Fund listed in Schedule A, provided that the Sub-Adviser shall always remain liable to the Adviser and the Fund(s) for its obligations hereunder and that the Sub-Adviser provides written notice to the Adviser before such delegation.

4)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 27, 2020, attached hereto.

5)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 27, 2020, attached hereto.

6)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

7)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

8)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective April 27, 2020.

Jackson National Asset Management, LLC		T. Rowe Price Associates, Inc.

By:	/s/ Emily J. Bennett	By:	/s/ Terence Baptiste
Name:	Emily J. Bennett	Name:	Terence Baptiste
Title:	AVP, Associate General Counsel	Title:	Vice President

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Schedule A

Dated April 27, 2020

Funds
JNL Multi-Manager Emerging Markets Equity Fund
JNL/T. Rowe Price Balanced Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price U.S. High Yield Fund

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Schedule B

Dated April 27, 2020

(Compensation)

JNL Multi-Manager Emerging Markets Equity Fund*
Fees Omitted

* For the portion of the Average Daily Net Assets managed by T. Rowe Price Associates, Inc.

JNL/T. Rowe Price Balanced Fund (2)
Assets up to $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.375%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.350%
When assets exceed $500 million:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.325%
Over $500 million	0.250%

(2) For the JNL/T. Rowe Price Balanced Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when assets are below $200 million and the flat 0.35% fee once assets reach $200 million. The credit will apply at asset level between approximately $186.7 million and $200 million.

To accommodate circumstances where the Fund’s assets fall beneath $200 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.375% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $200 million, when the flat 0.35% fee would be triggered, or (b) fall below a threshold of approximately $186.7 million, where the flat 0.375% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.375% fee and the flat 0.35% fee by the difference between the current portfolio size for billing purposes and the $186.7 million threshold, divided by the difference between $200 million and the $186.7 million threshold. The credit would approach $50,000 annually when the Fund’s assets were close to $200 million and fall to zero at approximately $186.7 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $186,666,666.67 x $50,000
$13,333,333.33

For the JNL/T. Rowe Price Balanced Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when assets are below $500 million and the flat 0.325% fee once assets reach $500 million. The credit will apply at asset level between approximately $464.3 million and $500 million.

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To accommodate circumstances where the Fund’s assets fall beneath $500 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.35% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $500 million, when the flat 0.325% fee would be triggered, or (b) fall below a threshold of approximately $464.3 million, where the flat 0.35% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.35% fee and the flat 0.325% fee by the difference between the current portfolio size for billing purposes and the $464.3 million threshold, divided by the difference between $500 million and the $464.3 million threshold. The credit would approach $125,000 annually when the Fund’s assets were close to $500 million and fall to zero at approximately $464.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $464,285,714.29 x $125,000
$35,714,285.71

JNL/T. Rowe Price Capital Appreciation Fund (3)
Assets up to $500 million:
Average Daily Net Assets (4)	Annual Rate
$0 to $250 million	0.50%
$250 million to $500 million	0.40%
Assets over $500 million and up to $2 billion:
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.40%
Over $1 billion	0.35%
Assets over $2 billion and up to $3 billion:
Average Daily Net Assets	Annual Rate
$0 to $ 500 million	0.40%
Over $500 million	0.35%
When assets exceed $3 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.35%

(3) For the JNL/ T. Rowe Capital Appreciation Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $3 billion. The credit will apply at asset levels between approximately $2.93 billion and $3 billion.

To accommodate circumstances where a Fund’s assets fall beneath $3 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $3 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $2.93 billion, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.35% fee schedule by the difference between the current portfolio size for billing purposes and the $2.93 billion threshold, divided by the

A-68

difference between $3 billion and the $2.93 billion threshold. The credit would approach $250,000 annually when a Fund’s assets were close to $3 billion and fall to zero at approximately $2.93 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes – $2,928,571,429	x $250,000
$71,428,571

(4) In order to prevent the Funds from paying duplicate management fees, the net asset value of shares of the T. Rowe Price Institutional Floating Rate Fund or shares of any other T. Rowe Price institutional fund held in a Fund’s portfolio will be excluded from the Fund’s total assets in calculating the sub-advisory fees payable to the Sub-Adviser.

JNL/T. Rowe Price Established Growth Fund (5)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.40%
Assets over $100 million and up to $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 million to $500 million	0.375%
$500 million to $1 billion	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(5) For the JNL/T. Rowe Price Established Growth Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $803.5 million and $1 billion.

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $803.5 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.30% fee schedule by the difference between the current portfolio size for billing purposes and the $803.5 million threshold, divided by the difference between $1 billion and the $946 million threshold.  The credit would approach $687,500 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $803.5 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $803,571,428.57	x $687,500
$196,428,571.43

A-69

JNL/T. Rowe Price Value Fund (6)
Assets up to $100 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.475%
$50 million to $100 million	0.425%
When assets exceed $100 million, but are less than $200 million:
Average Daily Net Assets	Annual Rate
All Assets	0.375%
When assets exceed $200 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.325%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.300%
$500 million to $1 billion	0.275%
When assets exceed $1 billion, but are less than $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.275%
When assets exceed $1.5 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.250%
When assets exceed $4 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.245%

(6) For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee schedule when net assets are below $1.5 billion and the flat fee once assets reach $1.5 billion. The credit will apply at asset levels between $1.375 billion and $1.5 billion.

To accommodate circumstances where the Portfolio’s assets fall beneath $1.5 billion and to prevent a decline in the Portfolios’ assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.275% fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat 0.25% bps fee would be triggered, or (b) fall below a threshold of approximately $1.364 billion, where the flat 0.275% fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.275% fee schedule and the flat 0.25% fee schedule by the difference between $1.364 billion and the current portfolio size for billing purposes, divided by the difference between the $1.5 billion and the $1.364 billion threshold.  The credit would approach $375,000 annually when the T. Rowe Price Large Cap Value Portfolio’s assets were close to $1.5 billion and fall to zero at approximately $1.364 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

A-70

Current Portfolio Size for Billing Purposes - $1,363,636,363	x $375,000
$136,363,636

For the JNL/T. Rowe Price Value Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when net assets are below $4 billion and the flat fee once assets reach $4 billion. The credit will apply at asset levels between approximately $3.92 billion and $4 billion.

To accommodate circumstances where the Fund’s assets fall beneath $4 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.250% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $4 billion, when the flat 0.245% fee would be triggered, or (b) fall below a threshold of approximately $3.92 billion, where the flat 0.250% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.250% fee and the flat 0.245% fee by the difference between the current portfolio size for billing purposes and the $3.92 billion, divided by the difference between $4 billion and the $3.92 billion threshold. The credit would approach $200,000 annually when the Fund’s assets were close to $4 billion and fall to zero at approximately $3.92 billion.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $3,920,000,000  x $200,000

$80,000,000

JNL/T. Rowe Price Mid-Cap Growth Fund (7)

Average Daily Net Assets	Annual Rate
$0 to $20 million	0.60%
$20 million to $50 million	0.50%
$50 million to $200 million	0.50%
Amounts over $200 million	0.50%(8)

(7) Fees will be paid based on assets invested in the actively managed portion of the Fund managed by T. Rowe Price, not including assets from the mid-cap growth index strategy portion of the Fund managed by Mellon Investments Corporation.

(8) When net assets exceed $200 million, the annual rate is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

A-71

JNL/T. Rowe Price Short-Term Bond Fund

Average Daily Net Assets	Annual Rate
$0 to $50 million	0.225%
$50 million to $100 million	0.175%
When assets exceed $100 million
Average Daily Net Assets	Annual Rate
All Assets	0.15%
When assets exceed $250 million
Average Daily Net Assets	Annual Rate
All Assets	0.125%
When assets exceed $500 million
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.125%
Amounts over $500 million	0.10%
When assets exceed $1 billion
Average Daily Net Assets	Annual Rate
All Assets	0.10%(9)

(9) To accommodate circumstances where a Fund’s assets fall beneath $100 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $71.4 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.15% fee schedule by the difference between the current portfolio size for billing purposes and the $71.4 million threshold, divided by the difference between $100 million and the $71.4 million threshold. The credit would approach $50,000 annually when a Fund’s assets were close to $100 million and fall to zero at approximately $71.4 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $71,428,571	x $50,000
$28,571,429

To accommodate circumstances where a Fund’s assets fall beneath $250 million and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $208.3 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.15% fee schedule and the flat 0.125% fee schedule by the difference between the current portfolio size for billing purposes and the $208.3 million threshold, divided by the difference between $250 million and the $208.3 million threshold. The credit would approach $62,500 annually when a Fund’s assets were close to $250 million and fall to zero at approximately $208.3 million.

A-72

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $208,333,333	x $62,500
$41,666,667

To accommodate circumstances where a Fund’s assets fall beneath $1 billion and to prevent a decline in a Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $875 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.10% fee schedule by the difference between the current portfolio size for billing purposes and the $875 million threshold, divided by the difference between $1 billion and the $875 million threshold. The credit would approach $125,000 annually when a Fund’s assets were close to $1 billion and fall to zero at approximately $875 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $875,000,000	x $125,000
$125,000,000

JNL/T. Rowe Price U.S. High Yield Fund (10)
Assets up to $250 million:
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.50%
$50 million to $100 million	0.45%
Over $100 million	0.40%
When assets exceed $250 million, but are less than $500 million:
Average Daily Net Assets	Annual Rate
All Assets	0.375%
When assets exceed $500 million, but are less than $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.35%
When assets exceed $1 billion:
Average Daily Net Assets	Annual Rate
All Assets	0.30%

(10) For the JNL/T. Rowe Price U.S. High Yield Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee when assets are below $100 million and the flat 0.40% fee once assets reach $100 million. The credit will apply at asset level between approximately $83.3 million and $100 million.

To accommodate circumstances where the Fund’s assets fall beneath $100 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the tiered 0.45% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million,

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when the flat 0.40% fee would be triggered, or (b) fall below a threshold of approximately $83.3 million, where the tiered 0.45% fee would be fully re-applied.

The credit is determined by multiplying the difference between the tiered 0.45% fee and the flat 0.40% fee by the difference between the current portfolio size for billing purposes and the $83.3 million threshold, divided by the difference between $100 million and the $83.3 million threshold. The credit would approach $75,000 annually when the Fund’s assets were close to $100 million and fall to zero at approximately $83.3 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $83,333,333.33 x $75,000
$16,666,666.67

For the JNL/T. Rowe Price U.S. High Yield Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when assets are below $250 million and the flat 0.375% fee once assets reach $250 million. The credit will apply at asset level between approximately $187.5 million and $250 million.

To accommodate circumstances where the Fund’s assets fall beneath $250 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.40% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat 0.375% fee would be triggered, or (b) fall below a threshold of approximately $187.5 million, where the flat 0.40% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.40% fee and the flat 0.375% fee by the difference between the current portfolio size for billing purposes and the $187.5 million threshold, divided by the difference between $250 million and the $187.5 million threshold. The credit would approach $50,000 annually when the Fund’s assets were close to $250 million and fall to zero at approximately $187.5 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $187,500,000.00 x $50,000
$12,500,000.00

For the JNL/T. Rowe Price U.S. High Yield Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when assets are below $500 million and the flat 0.35% fee once assets reach $500 million. The credit will apply at asset level between approximately $466.7 million and $500 million.

To accommodate circumstances where the Fund’s assets fall beneath $500 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.375% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $500 million, when the flat 0.35% fee would be triggered, or (b) fall below a threshold of approximately $466.7 million, where the flat 0.375% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.375% fee and the flat 0.35% fee by the difference between the current portfolio size for billing purposes and the $466.7 million threshold, divided by the difference between $500 million and the $466.7 million threshold. The credit would approach $125,000 annually when the Fund’s assets were close to $500 million and fall to zero at approximately $466.7 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $466,666,666.67 x $125,000.00
$33,333,333.33
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For the JNL/T. Rowe Price U.S. High Yield Fund, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the flat fee when assets are below $1 billion and the flat 0.30% fee once assets reach $1 billion. The credit will apply at asset level between approximately $857.1 million and $1 billion.

To accommodate circumstances where the Fund’s assets fall beneath $1 billion and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the flat 0.35% fee. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat 0.30% fee would be triggered, or (b) fall below a threshold of approximately $857.1 million, where the flat 0.35% fee would be fully re-applied.

The credit is determined by multiplying the difference between the flat 0.35% fee and the flat 0.30% fee by the difference between the current portfolio size for billing purposes and the $857.1 million threshold, divided by the difference between $1 billion and the $857.1 million threshold. The credit would approach $500,000 annually when the Fund’s assets were close to $1 billion and fall to zero at approximately $857.1 million.

The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as a credit to fees assessed:

Current Portfolio Size for Billing Purposes - $857,142,857.14 x $500,000.00
$142,857,142.86

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Exhibit B

Prospectus Comparison of the JNL/Crescent High Income Fund and

the JNL/T. Rowe Price U.S. High Yield Fund

JNL/T. Rowe Price U.S. High Yield Fund
(formerly, the JNL/Crescent High Income Fund)
Class A
Class I

Investment Objective. The investment objective of the Fund is to seek total return, and secondarily, current income. ~~high current income with capital appreciation as a secondary objective.~~

Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.52% ~~0.55%~~
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.15%
~~Acquired Fund Fees and Expenses[2]~~	~~0.01%~~
Total Annual Fund Operating Expenses	0.97% ~~1.01%~~
[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
~~[2]~~	~~Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.~~

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.52% ~~0.55%~~
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.15%
~~Acquired Fund Fees and Expenses[2]~~	~~0.01%~~
Total Annual Fund Operating Expenses	0.67% ~~0.71%~~
[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
~~[2]~~	~~Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.~~

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

B-1

JNL/T. Rowe Price U.S. High Yield~~Crescent High Income~~ Fund Class A
1 year	3 years	5 years	10 years
$99 ~~$103~~	$309 ~~$322~~	$536 ~~$558~~	$1,190 ~~$1,236~~

JNL/T. Rowe Price U.S. High Yield~~Crescent High Income~~ Fund Class I
1 year	3 years	5 years	10 years
$68 ~~$73~~	$214 ~~$227~~	$373 ~~$395~~	$835 ~~$883~~

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
~~1/1/2018 - 12/31/2018~~	~~69~~	~~%~~
1/1/2019 - 12/31/2019	[___]	%*

Portfolio turnover for the period of January 1, 2019 to December 31, 2019 is from the prior sub-adviser, Crescent Capital Group LP.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in U.S. high yield instruments (commonly referred to as “junk” bonds), which are debt instruments that are, at the time of purchase, rated below investment grade by a credit rating agency (i.e., Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings or Fitch Ratings, Inc.), or, if not rated by any major credit rating agency, deemed to be below investment grade by T. Rowe Price Associates, Inc. (“Sub-Adviser”). The Fund considers U.S. high yield instruments to include noninvestment-grade bonds, bank loans, and other debt instruments issued by U.S. issuers, as well as bonds denominated in U.S. dollars that are issued by foreign banks and corporations and registered with the SEC for sale in the U.S. (such as Yankee bonds). If a holding is split rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency), the lower rating will be used for purposes of the Fund’s 80% investment policy. The Fund focuses its investments on high yield corporate bonds but may also invest in other income producing instruments including bank loans, convertible securities, and preferred stocks. In selecting bonds, the Sub-Adviser generally evaluates the income provided by the bond and the bond’s appreciation potential, as well as the issuer’s ability to make income and principal payments.

High yield instruments tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue-chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the Fund may be senior or subordinate obligations of the borrower. The Fund may invest up to 15% of its total assets in bank loans.

The Fund may purchase securities of any maturity, and its weighted average maturity and duration will vary with market conditions.

While most assets will typically be invested in U.S. issued instruments and U.S. dollar-denominated instruments, the Fund may also invest in non-U.S. dollar-denominated bonds of foreign issuers (including securities of issuers in emerging markets). The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated foreign instruments.

While most assets will typically be invested directly in bonds and other debt instruments, the Fund may buy or sell credit default swaps involving a specific issuer or an index in order to adjust the Fund’s overall credit quality, to protect against fluctuations in the prices of certain holdings, to gain exposure to a particular issuer or security, or to manage certain investment risks such as changes in an issuer’s creditworthiness.

~~Under normal circumstances, the Fund will invest primarily in high yield fixed-income securities and bank loans that are rated below investment grade. The Fund considers investments to be below investment grade if they are rated BB+ or lower by S&P Global Ratings or Fitch, Inc. and/or Ba1 or lower by Moody’s Investors Service, Inc., or, if unrated, deemed to be below investment grade by~~

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~~Crescent Capital Group LP (“Crescent Capital”), the Fund’s sub-adviser. Below investment grade fixed-income securities are commonly referred to as “junk bonds.”~~

~~The fixed-income securities in which the Fund may invest include high yield bonds, corporate bonds, bank loans, senior loans, fixed or floating rate securities, and preferred stock of domestic or foreign issuers. The Fund also may invest in illiquid securities, including investments in private debt instruments. The Fund intends to maintain a dollar-weighted average modified duration of three years or less.~~

~~The Fund may from time-to-time invest up to 5% of its net assets in defaulted corporate securities. The Fund might invest in distressed securities, for example, where Crescent Capital believes the restructured enterprise valuations or liquidation valuations may exceed current market values. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties.~~

~~Crescent Capital’s investment strategy is to tactically allocate among fixed and floating rate, secured and unsecured, and public and private credit investments to achieve a high level of current income regardless of the overall credit or interest rate environment. Crescent Capital’s investment philosophy is based on a credit-intensive research process that seeks to exploit credit market inefficiencies. The sub-adviser seeks investment opportunities among different types of fixed-income securities and a range of market sectors. Crescent Capital seeks to invest in fixed-income securities issued by companies that demonstrate one or more of the following characteristics: (i) predictable demand and stable cash flows; (ii) competitive positions in well-defined markets niches; (iii) sustainable margins, profitability and growth; (iv) strong financial and managerial controls; and (v) seasoned management teams.~~

~~The Fund may invest cash balances in other investment companies, including money market funds.~~

~~The Fund may lend its securities to increase income.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

•	Fixed-income risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default.
•	High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.
•	Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.
•	Call risk – Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
•	Credit risk – The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.
•	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign

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markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and conversion price. While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.
•	Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.
•	Corporate loan, sovereign entity loan, and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to the recency of this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests cannot yet be determined.
•	Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
•	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.
•	Portfolio turnover risk – Frequent changes in the securities held by a Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.
•	Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.
•	Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the sub-adviser investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
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~~•~~	~~Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.~~
~~•~~	~~Fixed-income risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default.~~
~~•~~	~~High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.~~
~~•~~	~~Corporate loan, sovereign entity loan, and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to the recency of this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests cannot yet be determined.~~
~~•~~	~~Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.~~
~~•~~	~~Credit risk – The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.~~
~~•~~	~~Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.~~
~~•~~	~~Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes based on its analysis of such factors. The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations.~~
~~•~~	~~Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.~~
~~•~~	~~Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary~~
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~~suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.~~

~~•~~	~~Portfolio turnover risk – Frequent changes in the securities held by a Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.~~
~~•~~	~~Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.~~
~~•~~	~~Distressed debt risk – The Fund may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Such distressed debt securities involve substantial risk in addition to the risks of investing in lower-grade debt securities. To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.~~
~~•~~	~~Distressed securities risk – Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.~~
~~•~~	~~Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.~~
~~•~~	~~Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.~~
~~•~~	~~Restricted securities risk – Restricted securities are subject to legal restrictions on their sale and may not be sold to the public without an effective registration statement. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives certain material nonpublic information about the issuer, the Fund may be unable to sell the securities in accordance with laws and regulations prohibiting insider trading.~~
~~•~~	~~Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.~~
~~•~~	~~Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.~~
~~•~~	~~Securities lending risk – Securities lending involves the risk of loss or delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails to return the security loaned or becomes insolvent.~~
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~~•~~	~~Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lends its securities, runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.~~
~~•~~	~~Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.~~

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of broad-based securities market indices and a composite index which have investment characteristics similar to those of the Fund. Performance prior to April 27, 2020 reflects the Fund’s results when managed by the former sub-adviser, Crescent Capital Group LP. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Effective April 27, 2020, for consistency with the Fund's principal investment strategies, the Fund will replace the ICE Bank of America Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index with the ICE BofAML U.S. High Yield Constrained Index as the Fund's primary benchmark.

Effective June 24, 2019, the Fund was combined with JNL/BlackRock Global Long Short Credit Fund ("Acquired Fund"), a series of Jackson Variable Series Trust, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Fund.

~~Consistent with the Fund's principal investment strategies, the Fund uses the 50% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index, 50% S&P/LSTA Leveraged Loan Index as the Fund's secondary benchmark.~~

Annual Total Returns as of December 31

Class A

Best Quarter (ended 9/30/2016): 3.29%; Worst Quarter (ended 12/31/2018): -3.96%

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Annual Total Returns as of December 31

Class I

Best Quarter (ended 9/30/2018): 2.03%; Worst Quarter (ended 12/31/2018): -3.89%

Average Annual Total Returns as of 12/31/2018
	1 year	Life of Fund (April 25, 2016)
JNL/T. Rowe Price U.S. High Yield~~Crescent High Income~~ Fund (Class A)	-2.09%	2.97%
ICE BofAML U.S. High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	-2.27%	5.63%
ICE Bank of America Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index (reflects no deduction for fees, expenses, or taxes)	0.69%	5.07%
50% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index, 50% S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	-0.91%	4.92%
ICE Bank of America Merrill Lynch U.S. High Yield Master II Index (reflects no deduction for fees, expenses, or taxes)	-2.27%	5.67%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	0.44%	4.16%

Average Annual Total Returns as of 12/31/2018
	1 year	Life of Class (September 25, 2017)
JNL/T. Rowe Price U.S. High Yield~~Crescent High Income~~ Fund (Class I)	-1.84%	-1.10%
ICE BofAML U.S. High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	-2.27%	-1.24%
ICE Bank of America Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index (reflects no deduction for fees, expenses, or taxes)	0.69%	0.94%
50% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index, 50% S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	-0.91%	0.02%
ICE Bank of America Merrill Lynch U.S. High Yield Master II Index (reflects no deduction for fees, expenses, or taxes)	-2.27%	-1.24%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	0.44%	1.28%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC

Sub-Adviser:
T. Rowe Price Associates, Inc. ("T. Rowe Price")

~~Crescent Capital Group LP ("Crescent")~~

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Portfolio Manager~~s~~:

Name:	Joined Fund Management Team In:	Title:
Kevin Loome, CFA	April 2020	Vice President, T. Rowe Price
~~John Fekete~~	~~April 2016~~	~~Managing Director, Crescent~~
~~Jonathan Insull~~	~~April 2016~~	~~Managing Director, Crescent~~
~~Conrad Chen~~	~~April 2016~~	~~Managing Director, Crescent~~
~~Wayne Hosang~~	~~April 2016~~	~~Managing Director, Crescent~~

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

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JNL/T. Rowe Price U.S. High Yield Fund
(formerly, the JNL/Crescent High Income Fund)
Class A
Class I

Investment Objective. The investment objective of the Fund is to seek total return, and secondarily, current income.~~high current income with capital appreciation as a secondary objective.~~

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in U.S. high yield instruments (commonly referred to as “junk” bonds), which are debt instruments that are, at the time of purchase, rated below investment grade by a credit rating agency (i.e., Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings or Fitch Ratings, Inc.), or, if not rated by any major credit rating agency, deemed to be below investment grade by T. Rowe Price Associates, Inc. (“Sub-Adviser”). The Fund considers U.S. high yield instruments to include noninvestment-grade bonds, bank loans, and other debt instruments issued by U.S. issuers, as well as bonds denominated in U.S. dollars that are issued by foreign banks and corporations and registered with the SEC for sale in the U.S. (such as Yankee bonds). If a holding is split rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency), the lower rating will be used for purposes of the Fund’s 80% investment policy. The Fund focuses its investments on high yield corporate bonds but may also invest in other income producing instruments including bank loans, convertible securities, and preferred stocks. In selecting bonds, the Sub-Adviser generally evaluates the income provided by the bond and the bond’s appreciation potential, as well as the issuer’s ability to make income and principal payments.

High yield instruments tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue-chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the Fund may be senior or subordinate obligations of the borrower. The Fund may invest up to 15% of its total assets in bank loans.

The Fund may purchase securities of any maturity, and its weighted average maturity and duration will vary with market conditions. In selecting investments, the Fund relies extensively on rigorous credit research and analysis.

While most assets will typically be invested in U.S. issued instruments and U.S. dollar-denominated instruments, the Fund may also invest in non-U.S. dollar-denominated bonds of foreign issuers (including securities of issuers in emerging markets). The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated foreign instruments.

While most assets will typically be invested directly in bonds and other debt instruments, the Fund may buy or sell credit default swaps involving a specific issuer or an index in order to adjust the Fund’s overall credit quality, to protect against fluctuations in the prices of certain holdings, to gain exposure to a particular issuer or security, or to manage certain investment risks such as changes in an issuer’s creditworthiness.

The Fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, to shift assets into and out of higher-yielding instruments, or to reduce its exposure to certain instruments.

~~Under normal circumstances, the Fund will invest primarily in high yield fixed-income securities and bank loans that are rated below investment grade. The Fund considers investments to be below investment grade if they are rated BB+ or lower by S&P Global Ratings or Fitch, Inc. and/or Ba1 or lower by Moody’s Investors Service, Inc., or, if unrated, deemed to be below investment grade by Crescent Capital Group LP (“Crescent Capital”), the Fund’s sub-adviser. Below investment grade fixed-income securities are commonly referred to as “junk bonds.”~~

~~The fixed-income securities in which the Fund may invest include high yield bonds, corporate bonds, bank loans, senior loans, fixed or floating rate securities, and preferred stock of domestic or foreign issuers. The Fund also may invest in illiquid securities, including investments in private debt instruments. The Fund intends to maintain a dollar-weighted average modified duration of three years or less.~~

~~The Fund may from time-to-time invest up to 5% of its net assets in defaulted corporate securities. The Fund might invest in distressed securities, for example, where Crescent Capital believes the restructured enterprise valuations or liquidation valuations may exceed~~

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~~current market values. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties.~~

~~Crescent Capital’s investment strategy is to tactically allocate among fixed and floating rate, secured and unsecured, and public and private credit investments to achieve a high level of current income regardless of the overall credit or interest rate environment. Crescent Capital’s investment philosophy is based on a credit-intensive research process that seeks to exploit credit market inefficiencies. The sub-adviser seeks investment opportunities among different types of fixed-income securities and a range of market sectors. Crescent Capital seeks to invest in fixed-income securities issued by companies that demonstrate one or more of the following characteristics: (i) predictable demand and stable cash flows; (ii) competitive positions in well-defined market niches; (iii) sustainable margins, profitability and growth; (iv) strong financial and managerial controls; and (v) seasoned management teams.~~

~~The Fund may invest cash balances in other investment companies, including money market funds.~~

~~The Fund may lend its securities to increase its income.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Fixed-income risk
•	High-yield bonds, lower-rated bonds, and unrated securities risk
•	Interest rate risk
•	Call risk
•	Credit risk
•	Foreign securities risk
•	Convertible securities risk
•	Preferred stock risk
•	Corporate loan, sovereign entity loan, and bank loan risk
•	Liquidity risk
•	Derivatives risk
•	Portfolio turnover risk
•	Foreign regulatory risk
•	Managed portfolio risk
~~•~~	~~Market risk~~
~~•~~	~~Fixed-income risk~~
~~•~~	~~High-yield bonds, lower-rated bonds, and unrated securities risk~~
~~•~~	~~Corporate loan, sovereign entity loan, and bank loan risk~~
~~•~~	~~Interest rate risk~~
~~•~~	~~Credit risk~~
~~•~~	~~Sector risk~~
~~•~~	~~Allocation risk~~
~~•~~	~~Issuer risk~~
~~•~~	~~Liquidity risk~~
~~•~~	~~Portfolio turnover risk~~
~~•~~	~~Managed portfolio risk~~
~~•~~	~~Distressed debt risk~~
~~•~~	~~Distressed securities risk~~
~~•~~	~~Preferred stock risk~~
~~•~~	~~Investment in other investment companies risk~~
~~•~~	~~Restricted securities risk~~
~~•~~	~~Foreign regulatory risk~~
~~•~~	~~Foreign securities risk~~

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~~•~~	~~Securities lending risk~~
~~•~~	~~Counterparty risk~~
~~•~~	~~Settlement risk~~

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

•	Market risk
•	Mortgage-related and other asset-backed securities risk
•	Leverage risk
•	Cybersecurity risk
•	Investment strategy risk
•	Temporary defensive positions and large cash positions risk
•	Securities lending risk
~~•~~	~~Regulatory investment limits risk~~
~~•~~	~~Redemption risk~~
~~•~~	~~Temporary defensive positions and large cash positions risk~~
~~•~~	~~Call risk~~
~~•~~	~~Cybersecurity risk~~
~~•~~	~~Expense risk~~
~~•~~	~~Investment strategy risk~~
~~•~~	~~Securities lending risk~~

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management. T. Rowe Price Associates, Inc. ("T. Rowe") is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

Kevin Loome, Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, is the Executive Vice President and Portfolio Manager of the Philadelphia-based T. Rowe Price U.S. High Yield Fund and is chairman of its Investment Advisory Committee. Mr. Loome joined the T. Rowe Price in 2017 through T. Rowe Price's acquisition of the Henderson High Yield Opportunities Fund. Prior to joining the firm, Mr. Loome had worked with the Henderson team since 2013, most recently as head of U.S. credit and manager of the high yield team. Before that, Mr. Loome worked for Delaware Investments, where he was head of high yield Investments and a senior portfolio manager. Mr. Loome began his career at Morgan Stanley as an investment banking analyst and later served as an analyst and portfolio manager at T. Rowe Price. Mr. Loome earned a B.S. in commerce from the University of Virginia and an M.B.A. from the Tuck School of Business at Dartmouth. Kevin also has earned the Chartered Financial Analyst designation.

~~The sub-adviser to the JNL/Crescent High Income Fund is Crescent Capital Group LP (“Crescent Capital”), located at 11100 Santa Monica Blvd, Suite 2000, Los Angeles, CA 90025. Crescent Capital, is a boutique institutional investment firm focused on below investment-grade credit markets. The firm has experience managing debt investments through an entire credit and multiple market cycles while focusing on principal preservation, risk mitigation, and current income.~~

~~John Fekete, Managing Director. Mr. Fekete is a Managing Director of Crescent Capital focusing on capital markets. He is the lead Portfolio Manager of Crescent Capital’s High Yield Bond strategy and a Portfolio Manager of the Bank Loan strategy. Prior to joining~~

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~~the team in 2001, Mr. Fekete was a high yield research analyst at Triton Partners in New York City where he was responsible for investments in the gaming, lodging, telecommunications and cable television industries. He began his career at Philadelphia-based CoreStates Bank, where he served as a credit analyst. Mr. Fekete received an M.B.A. with distinction from Cornell University and a B.S. in Finance from The College of New Jersey.~~

~~Jonathan Insull is a Managing Director and Institutional Portfolio Manager of Crescent Capital Group LP, focusing on public and private credit markets. Since joining the team in 1997, Mr. Insull has served in a number of roles of increasing breadth, including Credit Analyst, Director of Research, Portfolio Manager and Private Credit Investment Committees Member. He previously worked as a credit officer at The Chase Manhattan Bank and its predecessor institutions, Chemical Bank and Manufacturers Hanover Trust. Mr. Insull received his MBA in Finance from New York University and a BA in Economics from Hobart College.~~

~~Conrad Chen, Managing Director. Mr. Chen is a Managing Director of Crescent Capital focusing on capital markets. Prior to joining the team in 2004, he was an Associate with Standard Capital Group, an investment banking firm specializing in middle market debt and equity financings. He began his career as a mergers and acquisitions analyst with Gleacher & Co. Mr. Chen received a B.A. in Economics from Princeton University.~~

~~Wayne Hosang, Managing Director. Mr. Hosang is a Managing Director of Crescent Capital focusing on capital markets. He is a Portfolio Manager of Crescent Capital’s Bank Loan strategy and a research analyst for the Capital Markets strategies. Prior to joining the team in 2005, he spent four years in Corporate Banking at Société Générale where he managed the bank's credit exposure to corporate clients with a focus on the integrated utility sector during his final two years. From 1993 to 2000, he worked in the loan restructuring and workout groups at TD Securities (USA), Bank of Tokyo-Mitsubishi, and Merrill Lynch & Company. Mr. Hosang received an M.B.A. from Columbia University and a B.A. from the University of Massachusetts, Amherst.~~

~~The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).~~

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, 2019~~2018~~.

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